UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-8352

LKCM Funds
(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
(Address of principal executive offices) (Zip code)

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

LKCM
FUNDS

LKCM Small Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund
LKCM International Fund

Annual Report
December 31, 2010

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds:

						Five Year	Ten Year	Avg.
					One Year	Average	Average	Annual
					Total	Annualized	Annualized	Total
			Net	Gross	Return	Return	Return	Return
	Inception	NAV @	Expense	Expense	Ended	Ended	Ended	Since
Funds	Dates	12/31/10	Ratio*, **	Ratio**	12/31/10	12/31/10	12/31/10	Incept.
LKCM Equity Fund –
Institutional Class	1/3/96	$15.18	0.80%	1.14%	17.77%	4.98%	3.10%	7.22%
S&P 500 Index1					15.06%	2.29%	1.41%	6.70%
LKCM Small Cap Equity Fund –
Institutional Class	7/14/94	$21.49	1.01%	1.01%	32.98%	4.14%	8.13%	11.16%
Russell 2000 Index2					26.85%	4.47%	6.33%	8.75%
LKCM Small Cap Equity Fund –
Adviser Class	6/5/03	$21.00	1.26%	1.26%	32.66%	3.87%	N/A	9.91%
Russell 2000 Index2					26.85%	4.47%	N/A	8.78%
LKCM International Fund	12/30/97	$8.31	1.20%	1.91%	11.83%	2.21%	1.51%	3.83%
MSCI/EAFE Index3					8.21%	2.94%	3.94%	5.22%
LKCM Balanced Fund	12/30/97	$14.25	0.80%	1.42%	10.31%	5.56%	4.36%	5.13%
S&P 500 Index1					15.06%	2.29%	1.41%	3.82%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					5.89%	5.53%	5.51%	5.69%
LKCM Fixed Income Fund	12/30/97	$11.03	0.65%	0.76%	5.82%	5.87%	5.40%	5.38%
Barclays Capital U.S. Intermediate
Government/Credit Bond Index4					5.89%	5.53%	5.51%	5.69%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
Excludes acquired fund fees and expenses.  The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds to maintain designated expense ratios through April 30, 2011.  Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2009, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

1
The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2	The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
3
The Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI/EAFE”) is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

4
The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: These indices defined above are not available for direct investment.

Economic Review and Outlook

Government was a common thread throughout 2010, particularly the issue of public sector solvency.  In Europe, Greece and Ireland required the support of a European Union bailout fund.  The cost of issuing debt rose sharply not only for Greece and Ireland, but also for Portugal and Spain.  Domestically, states have resorted to dramatic measures to fill budget gaps.  The mismatch between revenue inflows and government outlays provides challenges at every level of government, including municipalities caught short of revenue due to falling property values.  We believe debt will continue to grow in importance in the national psyche as solutions are sought to mitigate deficit spending, and the federal deficit will likely be a hallmark issue of the 2012 Presidential race.

The Federal Reserve also found itself in the spotlight this year as some policymakers questioned the Fed’s need for independence, while others questioned the rationale of its dual mandate of price stability and maximum employment.  Similar to the first round of quantitative easing, the Fed heavily conditioned the market through a series of speeches by Fed officials, including one by Chairman Bernanke in August.  By the time the Fed formally announced the second round of quantitative easing, the treasury market had fully discounted the Fed’s announcement.  Treasuries immediately began to sell-off, particularly in the five-year portion of the treasury yield curve where the Fed was expected to be most active.

In recent history, the combination of monetary stimulus through Fed interest rate cuts and fiscal stimulus through lower taxes and deficit spending has been the financial prescription to broadly stimulate the economy.  While deficit spending and taxes will remain in the spotlight, it is monetary policy which is charting a new course.  As a result of the second advent of quantitative easing, the U.S. dollar declined slightly in the fourth quarter.  The Fed is essentially engineering lower interest rates at a time when many of the world’s central banks are raising rates, or at a minimum maintaining constant interest rates.

The European Union, and specifically the European Central Bank, faced significant challenges in 2010 as it maneuvered to hold the monetary union together through its first significant test as Greece, Portugal, Spain and Ireland struggled with the issuance of sovereign debt.  In response, the European Central Bank has been buying sovereign debt and providing liquidity for European banks.  We believe what is occurring in Europe is a similar refrain to what transpired in the U.S. mortgage market.  Just as the weaker subprime mortgages showed stress first, leading to a series of debt and liquidity problems for stronger institutions, the weaker European Union countries are creating a series of challenges.

The U.S. economy grew at an accelerating rate throughout 2010, with year-over-year real Gross Domestic Product (GDP) growth of 2.4% in the first quarter, 3.0% in the second quarter, 3.2% in the third quarter, and 5.7% in the fourth quarter.  Domestic inflation, as measured by the annual change in the Consumer Price Index, declined from a reading of 2.6% in January of 2010 to 1.5% in December of 2010.  While it is our view that inflation is not currently a front-burner issue, there is early evidence suggesting an inflationary environment could eventually take hold.  For example, the money supply, as measured by the three month moving average of M2, has been growing at a 7% annualized rate.  Despite the strong growth in money supply, the velocity of money, or the rate at which each dollar changes hands, continued to decline.  If the velocity of money reverses course due to stronger demand for credit by businesses and consumer confidence, we believe the environment would be ripe for inflation, given the growth in money supply and other indications such as the narrowing output gap.

Despite the relatively low Consumer Price Index readings, companies with significant commodity exposure have been exposed to input pricing pressure as emerging market demand remains robust for commodities.  The sharp rise in commodity prices in 2010 poses an interesting situation.  Over the past 30 years, each Fed easing cycle was accompanied by a decline in commodity prices.  The current easing cycle, however, is unfolding against a global demand for goods.  The impact of this global demand for raw materials and the general cyclical rebound in the U.S. economy were visible in the sector performance of the S&P 500 Index in 2010, with the Consumer Discretionary, Industrials, Materials and Energy sectors outperforming the S&P 500 Index.

Both the equity market and economy exited 2010 with a good deal of momentum.  On the economic front, we believe that the Fed remained extremely accommodative, Washington D.C. appeared committed to further stimulus, inflation appeared low, initial jobless claims data continued to broadly improve, and leading economic indicators improved.  We believe the equity market is similarly backed by solid corporate profit growth and reasonable valuations by historical standards, and that corporations will likely transition from capital preservation to capital deployment in the form of hiring, equipment purchases, higher dividends and share buybacks.

In our view, the key economic shift in 2011 should be the transition from the current economic recovery driven by significant stimulus and near-zero interest rates to a self-sustaining expansion.  In order for this transition to be successful, we believe real GDP must rebound sufficiently to validate expectations of a sustainable recovery, while not recovering at such a rate to cause the Fed to prematurely tighten monetary policy.  Central in the shift to sustainable economic growth is consumer spending, which is largely dependent on employment and consumer confidence.

Although the unemployment rate is likely to remain stubbornly high throughout 2011, directionally the employment picture will have to improve in order for real GDP to grow at the 3% pace that we believe is likely for 2011.  The dramatic reduction in labor costs during the recent recession helped to propel corporate profit margins back to near peak levels.  If labor costs rise with the rebound in employment, we believe it will have the effect of weighing on corporate profit margins; however, this should be outweighed in the broader GDP equation by sustained consumer spending.

During 2010, a key driver of the equity market was better than expected corporate earnings.  Corporate profit margins have rebounded significantly, resulting in approximately 28% growth in S&P 500 Index profits in 2010.  The financial sector generated approximately half of this growth, as many banks returned to profitability in 2010.  Therefore, we believe the 15.1% return of the S&P 500 Index for 2010 was essentially in-line with the 14% earnings growth that the S&P 500 Index experienced outside the financial sector, implying that there was almost no price-to-earnings multiple expansion in 2010.  In our view, the driver of market returns in 2011 is again likely to be corporate earnings growth with only modest price-to-earnings multiple expansion.

We believe global economic news is likely to contribute heavily to headlines again in 2011; in particular, China’s challenge of balancing an economy growing approximately 9.6% year-over-year with the inflationary pressures they are experiencing.  As noted earlier, the People’s Bank of China recently tightened interest rates in an attempt to reduce inflation.  China is one of several countries which openly criticized the Fed’s second round of quantitative easing, which has the effect of importing inflation into China via a weaker dollar and higher commodity prices.  A significant economic policy mistake in China would likely produce a global shockwave and warrants close attention.

While historical market performance is no guarantee of future results, as we enter 2011, investors clearly have history on their side.  This year marks both the third year of an economic expansion and of a presidential cycle.  There have only been five such occurrences in the past 111 years of Dow Jones Industrial Average history.  The average return of the Dow Jones Industrial Average over these five time periods was approximately 20.6%, with the lowest return being zero in 1947, which also had the distinction of being the second year of a bear market which began in May of 1946.  The Presidential cycle alone is historically significant with the market rising approximately 81% of the time in the third year of a Presidential term over the past 111 years.

LKCM Equity Fund

The LKCM Equity Fund outperformed the S&P 500 Index during the year ended December 31, 2010.  The largest contribution to the Fund’s outperformance resulted from securities selection, particularly in the Information Technology and Consumer Discretionary sectors.  The Fund also had meaningful, positive attribution from securities selection in the Materials and Healthcare sectors.  Stock selection in the Energy, Industrials and Consumer Staples sectors detracted from performance.  Overall, securities selection accounted for approximately three quarters of the outperformance.  The biggest positive contribution in sector allocation came through our decision to overweight Materials, while the Fund’s cash position detracted from relative performance.  During the period, the Fund maintained overweight allocations in Materials, Industrials and Consumer Discretionary, while remaining underweight in Financials, Utilities and Consumer Staples.  We believe that the Fund’s concentration on what we believe are high quality companies can continue to add value for the Fund and its shareholders.

Total Return
Year Ended
December 31, 2010
LKCM Equity Fund	17.77%
S&P 500 Index	15.06%

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed the Russell 2000 Index during the year ended December 31, 2010.  The Fund’s performance benefited from stock selection within the Information Technology, Consumer Discretionary, Industrials, and Energy sectors.   The Fund’s performance was also enhanced by an overweight allocation in the Energy sector and an underweight allocation in the Financials sector.  Stock selection in the Financials and Materials sectors pressured returns for the period.  We continue to believe the Fund is positioned with a strong emphasis on high quality companies with internal growth prospects that should experience solid improvement from the anticipated economic expansion.  We believe investments in these types of companies can continue to add value for the Fund and its shareholders.

Total Return
Year Ended
December 31, 2010
LKCM Small Cap Equity Fund	32.98%
Russell 2000 Index	26.85%

LKCM Balanced Fund

Both the fixed income and equity components of the LKCM Balanced Fund played important roles during 2010.  Positive returns from the fixed income sector helped to cushion the Fund against downside volatility during the difficult stock market environment of the first half of the year.  As the stock market recovered and moved higher during the last half of the year, the equity component contributed the majority of the Fund’s performance.  From a relative return standpoint, stock selection was particularly strong in the Information Technology and Materials sectors, while the Consumer Staples and Energy sectors detracted from performance.  Our investment strategy continues to focus on managing the overall risk level of the portfolio by emphasizing diversification and quality in a blend of asset classes.

Total Return
Year Ended
December 31, 2010
LKCM Balanced Fund	10.31%
S&P 500 Index	15.06%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%

LKCM Fixed Income Fund

The LKCM Fixed Income Fund is managed to seek current income. The Fund primarily invests in a diversified portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities from one to ten years.  Our strategy focus in managing the Fund is primarily to select corporate bonds we feel have strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt.  During 2010, the total return for the Fund was 5.82% versus 5.89% for the Barclays Capital

U.S. Intermediate Government/Credit Bond Index.  As of December 31, 2010, the total net assets in the Fund were $162.4 million, of which 90.6% was invested in corporate bonds, 5.2% was invested in U.S. Treasury and government-agency debt, 0.5% was invested in preferred stock, and 3.7% was invested in cash reserves, net of liabilities.

At December 31, 2010, the Fund had an effective duration of 3.1 years.  While the Fund’s concentration in credit (i.e., corporate bonds) relative to government debt was additive to performance throughout the year, the shorter duration detracted from performance during the first half of the year.  That trend reversed sharply, especially during the fourth quarter, as yields backed up and prices fell causing longer duration assets to underperform shorter duration assets.  The Fund’s defensive duration posture, relative to the 3.9 year duration for the benchmark, was the major contributor to overall performance during the second half of the year. The Fund’s overweight positions in the Consumer, Industrials and Materials sectors all contributed positively to performance.

Total Return
Year Ended
December 31, 2010
LKCM Fixed Income Fund	5.82%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%

LKCM International Fund

The LKCM International Fund is sub-advised by TT International.  A detailed performance report for the Fund for the year ended December 31, 2010 can be found on page 6.

J. Luther King, Jr., CFA
February 4, 2011

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 17-31 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is greater for longer-term debt securities.  International investing involves special risk considerations, including fluctuating foreign exchange rates, more limited information available about issuers of securities, foreign government regulations and differing degrees of liquidity, that may adversely affect portfolio securities.  The risks associated with foreign investments are heightened when investing in emerging markets.  These risks are discussed in the Fund’s summary and statutory prospectuses.

The LKCM International Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  Because the Fund may also invest in options and futures contracts, it therefore may not be suitable for all investors.

Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of U.S. industrial corporations listed on the New York Stock Exchange.  You cannot invest directly in an index.

Earnings growth is a key indicator for measuring a company’s success and can be a driving force behind stock price appreciation.  Put simply, earnings growth is the percentage gain in net income over time.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Earnings momentum is the increase of earnings per share at an increasing rate.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Report from TT International

The LKCM International Fund seeks to achieve a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) Index.

Year Ended December 31, 2010
LKCM International Fund:  11.83%
MSCI/EAFE Index:  8.21%

Performance

The Fund produced a positive absolute return of 11.83% for the year ended December 31, 2010, ahead of its benchmark, the MSCI EAFE Index, which returned 8.21%.

The Fund’s outperformance was primarily due to positive security selection in Europe and Japan.  In the former, security selection in the Financials sector was a big positive factor due to not holding Spanish banks which were negatively affected by concerns over sovereign debt in Europe and the Spanish economy.  In a year in which stock performance was strongly correlated to earnings acceleration in security selection in the Consumer Discretionary sector proved to be another highlight for the Fund.  This was primarily due to auto stocks, particularly Volkswagen, which outperformed the market by over 70% on the back of a stellar operating performance which saw the group achieve annual sales of more than 7 million cars for the first time in its history.  Auto makers particularly benefited from strong demand in Asia, especially for higher end models.  The positions in Daimler, Porsche and Continental also made a positive contribution to performance over the year.  Richemont, the Swiss luxury watch retailer, which the Fund held over the second half of the year, made a positive contribution to performance as demand for luxury goods among the growing number of aspirational middle class consumers in Asia helped the group deliver strong earnings growth.  In Japan, stock selection in the Industrials and Information Technology sectors was a notable positive.

Markets

The recovery in equity markets, which began in 2009, remained intact in 2010, though gains were considerably more modest in the face of much greater headwinds.  These came in the form of a general crisis of confidence in the strength and sustainability of the economic recovery in the developed world, fears of a possible sovereign default in peripheral Europe, and of the impact of Chinese tightening. Weighed against these factors were continued loose monetary conditions in the developed world, ongoing evidence of a strong corporate sector recovery, which has seen a sustained improvement in earnings momentum, notably better than expected economic growth in certain developed countries such as Germany, and strong growth in emerging economies.

Conditions in the first half of the year, when markets were preoccupied with macro risks from European sovereign debt to fears of a double dip recession in the U.S., were extremely volatile and challenging.  The year had barely got going before the newly elected government of Greece revealed that the previous administration had hidden a massive shortfall in the public finances.  With the Dubai debt default of 4Q09 still fresh in the memory of investors, the revelation aroused fears of a systemic sovereign debt problem and markets fell sharply.  However, February saw markets rebound supported by positive corporate earnings data and there were further small gains in March.  In many ways this set the tone for the rest of the year.  Volatility was rarely far away as investors regularly found themselves caught between on the one hand fears over the problems in peripheral Europe, Chinese tightening and the possibility of a double dip recession, and on the other, positive corporate earnings.  In the first half of the year, patchy macroeconomic data only served to exacerbate the dilemma facing investors. The second quarter proved to be the most volatile of the year with equities reaching a low point in May as, in addition to ongoing fears over peripheral Europe and the possibility of Chinese tightening, investors fretted over U.S. financial regulation and geopolitical tensions in Asia.  In a painful quarter for equities most sectors took heavy losses.

Markets regained their poise in the second half of the year, rebounding strongly from oversold levels. The corporate sector continued to deliver positive results but markets also found extra support from better than expected macroeconomic data from Europe where Germany enjoyed its best quarter of economic growth in the second quarter since it was reunified in 1990.  While concerns over China, peripheral Europe, a possible U.S. double dip and inflation remained, with hindsight the middle of the year does appear to have marked the point at which stock level fundamentals, particularly earnings momentum, began to outweigh macro concerns while investors realized that equities had fallen to attractive valuation levels.  As a result, the third quarter turned out to be a strong period for equities. Within this the major winners were auto stocks which performed well due to stronger than expected auto sales particularly in Asia. The positive performance carried over into the final quarter of the year when markets continued to be supported by positive earnings momentum and as the U.S. Federal Reserve moved closer towards further quantitative easing.

Outlook

We anticipate the global economic recovery to continue in 2011 led by manufacturing and growth in Asia.  As such, we maintain our conviction and belief that Materials, Industrials and Consumer Discretionary, particularly capital goods, stocks should continue to deliver good earnings growth in 2011.  We believe equities remain attractive and arguably underowned as an asset class.  We also believe valuations are still inexpensive (for example, with Japanese equities), with shareholder returns and earnings rising steadily.  In our view, the economic and monetary backdrop is supportive for equities as the risk of a double dip continues to look minimal with global indicators consistent with over 4% global GDP growth in 2011, liquidity remains abundant, and earnings momentum is positive.  The corporate sector has a massive financial surplus.  Free cash flow is at a record high and investment as a share of GDP at a record low, so we believe the stage is set for a strong pick up in business investment in 2011 as well as share buybacks and M&A (Mergers & Acquisitions).  Taking these various factors together, it seems reasonable in our view to expect developed equity markets to deliver returns at least in line with 2010 in the coming year.

Recent developments pertaining to the crisis in peripheral Europe have been positive and the mood music seems to be changing in favor of some kind of deal between Germany and its peripheral neighbors.  In January 2011, this was reflected in narrowing spreads on peripheral European sovereign debt, but we believe it would be wrong to think the problem is now solved.  The obstacles to a “pact of competitiveness” that would force countries to coordinate their national policies on issues such as tax, wages and retirement ages are many.  In our view, the real economy meanwhile continues to look good and confidence remains high in Germany and rising in other parts of Europe.  The gap between Germany and the rest remains wide; the German manufacturing sector is now operating at slightly above normal capacity, which we believe augurs well for capital expenditures and hiring.  However, there are signs that Germany’s economic recovery is sustaining manufacturing in other parts of Europe.  The French manufacturing sentiment index saw its biggest monthly rise for over ten years.  But Europe now faces another challenge in the form of rising inflation and higher input prices.  Despite the growing speculation, we do not expect a rate hike by the ECB (European Central Bank) any time soon.

There has been some concern lately that Japan’s economy may have hit the buffers, but, in our view, happily it appears to be returning to growth in our view.  The main reason for this is the pick up in exports due to strong demand coming from China and the U.S.  The trouble for Japan is that it remains closely tied to the global economy and particularly Asia.  These are buoyant at present, but as central banks start to tighten this could well dampen demand in Asia.  However, there are signs that consumption in Japan could do better than expected going forward and the improved productivity of Japanese companies should keep the economy on a solid footing.

There remains a significant concern that Asia and particularly China are overheating. The People’s Bank of China will most likely continue to implement tightening monetary measures, but we believe fiscal policy will remain accommodative, if not loose, and the economy will continue to grow strongly.  Intra-Asia trade has been healthy of late and most Asian economies saw a pick up in industrial production in December due to growth in Chinese imports, but as with China most are also behind the curve in terms of monetary policy and will most likely have to tighten this year.

TT International
February 14, 2011

Past performance is not a guarantee of future results.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Small Cap Equity Fund – Institutional Class	32.98%	4.14%	8.13%	11.16%
Russell 2000 Index	26.85%	4.47%	6.33%	8.75%
Lipper Small-Cap Core Funds Index	25.71%	4.76%	6.95%	10.04%
(1) July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2010)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Small Cap Equity Fund – Adviser Class	32.66%	2.13%	3.87%	9.91%
Russell 2000 Index	26.85%	2.22%	4.47%	8.78%
Lipper Small-Cap Core Funds Index	25.71%	2.88%	4.76%	9.77%
(1) June 5, 2003

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS
(for the period from June 5, 2003 through December 31, 2010)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Equity Fund – Institutional Class	17.77%	4.98%	3.10%	7.22%
S&P 500 Index	15.06%	2.29%	1.41%	6.70%
Lipper Large-Cap Core Funds Index	12.77%	1.91%	0.76%	5.85%
(1) January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS
(for the ten years ended December 31, 2010)

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Balanced Fund	10.31%	5.56%	4.36%	5.13%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%	5.53%	5.51%	5.69%
S&P 500 Index	15.06%	2.29%	1.41%	3.82%
Lipper Mixed-Asset Target Allocation Growth Funds Index	12.55%	4.04%	4.39%	5.14%
(1) December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND
(for the ten years ended December 31, 2010)

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM Fixed Income Fund	5.82%	5.87%	5.40%	5.38%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.89%	5.53%	5.51%	5.69%
Lipper Short Intermediate Investment-Grade Debt Funds Index	5.86%	4.81%	4.67%	4.94%
(1) December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND
(for the ten years ended December 31, 2010)

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an index of short intermediate investment grade mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM International Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses.  One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	5 Years	10 Years	Inception(1)
LKCM International Fund	11.83%	2.21%	1.51%	3.83%
MSCI/EAFE Index(2)	8.21%	2.94%	3.94%	5.22%
Lipper International Multi-Cap Value Funds Index	10.40%	3.37%	5.96%	6.85%
(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East Index

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM INTERNATIONAL FUND
(for the ten years ended December 31, 2010)

The Morgan Stanley Capital International Europe Australasia, Far East Index (“MSCI/EAFE”) is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

The Lipper International Multi-Cap Value Funds Index is an index of international multi-cap value mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2010

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10-12/31/10).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,339.80	$5.66
Hypothetical (5% return before expense)	$1,000.00	$1,020.37	$4.89

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,338.40	$7.13
Hypothetical (5% return before expense)	$1,000.00	$1,019.11	$6.16

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,227.70	$4.49
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,149.10	$4.33
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,021.10	$3.31
Hypothetical (5% return before expense)	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM International Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,281.70	$6.90
Hypothetical (5% return before expense)	$1,000.00	$1,019.16	$6.11

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2010

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund	LKCM Equity Fund

LKCM Balanced Fund	LKCM Fixed Income Fund

LKCM International Fund

LKCM Small Cap Equity Fund
Schedule of Investments
December 31, 2010
COMMON STOCKS - 97.4%	Shares	Value
Aerospace & Defense - 1.4%
Hexcel Corporation (a)	556,100	$10,059,849

Air Freight & Logistics - 2.1%
Forward Air Corporation	253,350	7,190,073
UTI Worldwide, Inc. (b)	399,850	8,476,820
		15,666,893
Auto Components - 1.8%
LKQ Corporation (a)	319,100	7,249,952
Westport Innovations Inc. (a) (b)	314,665	5,827,596
		13,077,548
Capital Markets - 1.1%
Raymond James Financial, Inc.	248,400	8,122,680

Chemicals - 1.9%
Calgon Carbon Corporation (a)	386,800	5,848,416
Cytec Industries Inc.	158,200	8,394,092
		14,242,508
Commercial Banks - 5.5%
First Horizon National Corporation	531,858	6,265,285
Glacier Bancorp, Inc.	470,530	7,109,708
Home Bancshares Inc.	261,050	5,750,931
Prosperity Bancshares, Inc.	228,650	8,981,372
Texas Capital Bancshares, Inc. (a)	302,600	6,436,302
Umpqua Holdings Corporation	478,250	5,825,085
		40,368,683
Commercial Services & Supplies - 2.8%
Administaff, Inc.	383,700	11,242,410
Interface, Inc. - Class A	588,150	9,204,547
		20,446,957
Communications Equipment - 0.7%
Arris Group Inc. (a)	480,600	5,392,332

Computers & Peripherals - 3.8%
Brocade Communications
Systems, Inc. (a)	1,691,200	8,946,448
Compellent Technologies, Inc. (a)	421,900	11,640,221
SMART Technologies Inc. - Class A (a) (b)	796,550	7,519,432
		28,106,101
Consumer Finance - 2.4%
Cash America International, Inc.	213,825	7,896,557
First Cash Financial Services, Inc. (a)	317,051	9,825,411
		17,721,968
Containers & Packaging - 1.0%
Silgan Holdings Inc.	205,150	7,346,422

Distributors - 1.7%
WESCO International, Inc. (a)	237,575	12,543,960

Diversified Consumer Services - 2.5%
American Public Education Inc. (a)	252,600	9,406,824
Capella Education Company (a)	140,100	9,327,858
		18,734,682
Diversified Manufacturing - 0.9%
Raven Industries, Inc.	134,400	6,409,536

Electrical Equipment - 1.1%
Belden Inc.	224,750	8,275,295

Electronic Equipment & Instruments - 3.4%
National Instruments Corporation	238,000	8,958,320
Rofin-Sinar Technologies, Inc. (a)	224,450	7,954,508
Trimble Navigation Limited (a)	204,150	8,151,710
		25,064,538
Energy Equipment & Services - 3.6%
CARBO Ceramics Inc.	90,750	9,396,255
Core Laboratories N.V. (b)	80,700	7,186,335
Dril-Quip, Inc. (a)	127,325	9,895,699
		26,478,289
Food & Staples Retailing - 1.3%
Ruddick Corporation	213,000	7,846,920
SunOpta Inc. (a) (b)	221,337	1,730,855
		9,577,775
Health Care Equipment & Supplies - 2.0%
American Medical Systems
Holdings, Inc. (a)	368,750	6,954,625
Zoll Medical Corporation (a)	201,050	7,485,091
		14,439,716
Health Care Providers & Services - 6.4%
Health Management
Associates Inc. - Class A (a)	814,500	7,770,330
HMS Holdings Corporation (a)	136,300	8,828,151
MWI Veterinary Supply, Inc. (a)	205,900	13,002,585
PAREXEL International Corporation (a)	471,650	10,013,130
PSS World Medical, Inc. (a)	327,900	7,410,540
		47,024,736
Hotels, Restaurants & Leisure - 2.5%
BJ’s Restaurants, Inc. (a)	158,700	5,622,741
Buffalo Wild Wings Inc. (a)	109,300	4,792,805
LIFE TIME FITNESS, Inc. (a)	187,907	7,702,308
		18,117,854
Household Durables - 1.0%
Tempur-Pedic International Inc. (a)	186,650	7,477,199

Insurance - 0.5%
AmTrust Financial Services, Inc.	223,450	3,910,375

Internet Software & Services - 2.1%
Digital River, Inc. (a)	217,000	7,469,140
LogMeIn, Inc. (a)	183,650	8,143,041
		15,612,181
Investment Bank & Brokerage - 0.9%
Evercore Partners, Inc. - Class A	184,296	6,266,064

The accompanying notes are an integral part of these financial statements.

LKCM Small Cap Equity Fund
Schedule of Investments, Continued
December 31, 2010
COMMON STOCKS	Shares	Value
Leisure Equipment & Products - 1.7%
Brunswick Corporation	348,375	$6,528,547
RC2 Corporation (a)	277,450	6,040,087
		12,568,634
Life Sciences Tools & Services - 1.9%
Dionex Corporation (a)	48,821	5,761,366
PerkinElmer, Inc.	329,800	8,515,436
		14,276,802
Machinery - 7.3%
Actuant Corporation - Class A	306,100	8,148,382
Astec Industries, Inc. (a)	264,400	8,569,204
CIRCOR International, Inc.	212,900	9,001,412
CLARCOR Inc.	187,400	8,037,586
EnPro Industries, Inc. (a)	190,800	7,929,648
Kaydon Corporation	83,550	3,402,156
The Middleby Corporation (a)	102,950	8,691,039
		53,779,427
Marine - 0.9%
Kirby Corporation (a)	145,850	6,424,693

Media - 2.8%
Cinemark Holdings, Inc.	332,850	5,738,334
Live Nation Inc. (a)	619,100	7,070,122
National CineMedia, Inc.	372,700	7,420,457
		20,228,913
Metals & Mining - 2.5%
Carpenter Technology Corporation	264,550	10,645,492
Haynes International, Inc.	176,103	7,366,388
		18,011,880
Oil & Gas Drilling - 0.8%
Atwood Oceanics, Inc. (a)	151,800	5,672,766

Oil & Gas Exploration &
Production Companies - 6.7%
Approach Resources Inc. (a)	310,003	7,161,069
Brigham Exploration Company (a)	440,650	12,003,306
Oasis Petroleum Inc. (a)	281,450	7,632,924
Rosetta Resources, Inc. (a)	339,253	12,769,483
SM Energy Company	166,800	9,829,524
		49,396,306
Pharmaceuticals - 0.9%
Endo Pharmaceuticals Holdings Inc. (a)	177,550	6,340,311

Semiconductor & Semiconductor
Equipment - 1.1%
Emulex Corporation (a)	695,200	8,106,032

Software - 6.5%
ANSYS, Inc. (a)	140,815	7,332,237
Aspen Technology, Inc. (a)	594,400	7,548,880
MedAssets Inc. (a)	348,200	7,030,158
MicroStrategy Incorporated - Class A (a)	85,550	7,311,958
Pegasystems Inc.	233,783	8,563,471
TIBCO Software Inc. (a)	505,150	9,956,507
		47,743,211
Specialty Retail - 7.7%
DSW Inc. - Class A (a)	270,700	10,584,370
Group 1 Automotive, Inc.	146,550	6,119,928
Hibbett Sports Inc. (a)	261,800	9,660,420
Jo-Ann Stores, Inc. (a)	124,100	7,473,302
Monro Muffler Brake, Inc.	198,434	6,863,815
Tractor Supply Company	181,426	8,797,347
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	197,950	6,730,300
		56,229,482
Textiles, Apparel & Luxury Goods - 2.2%
Crocs, Inc. (a)	563,300	9,643,696
The Warnaco Group, Inc. (a)	121,600	6,696,512
		16,340,208
TOTAL COMMON STOCKS
(Cost $514,101,470)		715,602,806

SHORT-TERM INVESTMENTS - 2.5%
Money Market Funds (c) - 2.5%
Federated Government Obligations
Fund - Institutional Shares, 0.02%	18,476,482	18,476,482

TOTAL SHORT-TERM INVESTMENTS
(Cost $18,476,482)		18,476,482

Total Investments - 99.9%
(Cost $532,577,952)		734,079,288
Other Assets in Excess of Liabilities - 0.1%		555,352
TOTAL NET ASSETS - 100.0%		$734,634,640

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments
December 31, 2010

COMMON STOCKS - 91.8%	Shares	Value
Aerospace & Defense - 3.8%
Honeywell International Inc.	16,000	$850,560
Raytheon Company	15,000	695,100
Rockwell Collins, Inc.	20,000	1,165,200
		2,710,860
Beverages - 2.6%
The Coca-Cola Company	14,000	920,780
PepsiCo, Inc.	15,000	979,950
		1,900,730
Biotechnology - 0.8%
Celgene Corporation (a)	10,000	591,400

Capital Markets - 1.1%
Northern Trust Corporation	14,000	775,740

Chemicals - 6.4%
Air Products and Chemicals, Inc.	9,000	818,550
Calgon Carbon Corporation (a)	22,000	332,640
E. I. du Pont de Nemours and Company	25,000	1,247,000
FMC Corporation	17,000	1,358,130
Monsanto Company	12,000	835,680
		4,592,000
Commercial Banks - 8.4%
Bank of America Corporation	48,000	640,320
Cullen/Frost Bankers, Inc.	26,000	1,589,120
Glacier Bancorp, Inc.	38,000	574,180
Hancock Holding Company	25,000	871,500
Prosperity Bancshares, Inc.	20,000	785,600
Texas Capital Bancshares, Inc. (a)	18,000	382,860
Wells Fargo & Company	40,000	1,239,600
		6,083,180
Commercial Services & Supplies - 2.1%
Republic Services, Inc.	24,100	719,626
Waste Management, Inc.	22,000	811,140
		1,530,766
Communications Equipment - 1.4%
Cisco Systems, Inc. (a)	34,000	687,820
Research In Motion Limited (a) (b)	6,000	348,780
		1,036,600
Computers & Peripherals - 4.7%
Apple Inc. (a)	3,300	1,064,448
EMC Corporation (a)	50,000	1,145,000
International Business Machines Corporation	8,000	1,174,080
		3,383,528
Construction & Engineering - 1.0%
Foster Wheeler AG (a) (b)	20,000	690,400

Construction Materials - 1.2%
Martin Marietta Materials, Inc.	9,000	830,160

Containers & Packaging - 0.9%
Ball Corporation	10,000	680,500

Diversified Financial Services - 0.5%
JPMorgan Chase & Co.	8,100	343,602

Diversified Telecommunication
Services - 0.8%
AT&T Inc.	20,000	587,600

Electrical Equipment - 3.0%
Emerson Electric Co.	20,000	1,143,400
Roper Industries, Inc.	12,990	992,826
		2,136,226
Electronic Equipment & Instruments - 2.5%
National Instruments Corporation	25,000	941,000
Trimble Navigation Limited (a)	21,000	838,530
		1,779,530
Energy Equipment & Services - 0.7%
National Oilwell Varco Inc.	8,000	538,000

Food & Staples Retailing - 1.6%
CVS Caremark Corporation	10,000	347,700
Walgreen Company	20,000	779,200
		1,126,900
Health Care Equipment & Supplies - 3.5%
Covidien plc (b)	19,000	867,540
DENTSPLY International Inc.	17,000	580,890
Thermo Fisher Scientific, Inc. (a)	20,000	1,107,200
		2,555,630
Health Care Providers & Services - 0.8%
Express Scripts, Inc. (a)	11,000	594,550

Hotels, Restaurants & Leisure - 0.7%
Carnival Corporation (b)	11,300	521,043

Household Products - 3.6%
Energizer Holdings, Inc. (a)	5,800	422,820
Kimberly-Clark Corporation	12,000	756,480
The Procter & Gamble Company	22,000	1,415,260
		2,594,560
Internet Software & Services - 2.7%
Amazon.com, Inc. (a)	4,000	720,000
Expedia, Inc.	20,000	501,800
Google Inc. - Class A (a)	1,200	712,764
		1,934,564
Leisure Equipment & Products - 1.4%
Brunswick Corporation	55,000	1,030,700

Life Sciences Tools & Services - 1.1%
PerkinElmer, Inc.	31,000	800,420

Machinery - 1.8%
Danaher Corporation	28,000	1,320,760

Marine - 1.3%
Kirby Corporation (a)	22,000	969,100

The accompanying notes are an integral part of these financial statements.

LKCM Equity Fund
Schedule of Investments, Continued
December 31, 2010
COMMON STOCKS	Shares	Value
Media - 2.1%
Cinemark Holdings, Inc.	25,000	$431,000
National CineMedia, Inc.	20,000	398,200
Time Warner Inc.	22,000	707,740
		1,536,940
Metals & Mining - 2.3%
Newmont Mining Corporation	13,000	798,590
Peabody Energy Corporation	13,100	838,138
		1,636,728
Oil & Gas Exploration & Production
Companies - 9.8%
ConocoPhillips	15,000	1,021,500
EOG Resources, Inc.	9,000	822,690
Exxon Mobil Corporation	24,000	1,754,880
Noble Energy, Inc.	10,000	860,800
Occidental Petroleum Corporation	9,000	882,900
Range Resources Corporation	18,000	809,640
SM Energy Company	8,000	471,440
The Williams Companies, Inc.	20,000	494,400
		7,118,250
Pharmaceuticals - 2.4%
Abbott Laboratories	17,000	814,470
Pfizer Inc.	52,000	910,520
		1,724,990
Professional Services - 0.6%
Robert Half International, Inc.	15,000	459,000

Real Estate - 0.6%
CB Richard Ellis Group, Inc. - Class A (a)	21,000	430,080

Road & Rail - 1.6%
Kansas City Southern (a)	8,500	406,810
Union Pacific Corporation	8,000	741,280
		1,148,090
Semiconductor & Semiconductor
Equipment - 0.8%
Texas Instruments, Incorporated	18,000	585,000

Software - 4.4%
Adobe Systems Incorporated (a)	22,000	677,160
Microsoft Corporation	19,000	530,480
Nuance Communications, Inc. (a)	38,780	705,020
Oracle Corporation	40,000	1,252,000
		3,164,660
Specialty Retail - 6.0%
O’Reilly Automotive, Inc. (a)	10,000	604,200
PetSmart, Inc.	30,000	1,194,600
Tiffany & Co.	18,000	1,120,860
Tractor Supply Company	30,000	1,454,700
		4,374,360
Textiles, Apparel & Luxury Goods - 0.8%
VF Corporation	7,000	603,260

TOTAL COMMON STOCKS
(Cost $50,561,397)		66,420,407

SHORT-TERM INVESTMENTS - 8.1%
Money Market Funds (c) - 8.1%
The AIM STIT - Treasury
Portfolio - Institutional Shares, 0.04%	1,708,686	1,708,686
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	2,057,378	2,057,378
Federated Government Obligations
Fund - Institutional Shares, 0.02%	2,079,617	2,079,617

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,845,681)		5,845,681

Total Investments - 99.9%
(Cost $56,407,078)		72,266,088
Other Assets in Excess of Liabilities - 0.1%		103,562
TOTAL NET ASSETS - 100.0%		$72,369,650

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments
December 31, 2010

COMMON STOCKS - 71.4%	Shares	Value
Aerospace & Defense - 2.6%
General Dynamics Corporation	1,700	$120,632
Raytheon Company	3,132	145,137
Rockwell Collins, Inc.	2,800	163,128
		428,897
Air Freight & Logistics - 1.1%
United Parcel Service, Inc. - Class B	2,400	174,192

Asset Management - 0.8%
Bank of New York Mellon Corporation	4,470	134,994

Beverages - 2.1%
The Coca-Cola Company	2,900	190,733
PepsiCo, Inc.	2,400	156,792
		347,525
Biotechnology - 2.8%
Celgene Corporation (a)	3,000	177,420
Charles River Laboratories
International, Inc. (a)	4,600	163,484
Gilead Sciences, Inc. (a)	3,400	123,216
		464,120
Capital Markets - 1.2%
Lazard Ltd. - Class A (b)	4,800	189,552

Chemicals - 3.5%
Air Products and Chemicals, Inc.	1,300	118,235
E. I. du Pont de Nemours and Company	2,300	114,724
FMC Corporation	2,400	191,736
Monsanto Company	2,100	146,244
		570,939
Commercial Banks - 3.4%
Bank of America Corporation	12,800	170,752
Cullen/Frost Bankers, Inc.	2,800	171,136
Wells Fargo & Company	7,000	216,930
		558,818
Commercial Services & Supplies - 1.1%
Waste Management, Inc.	4,700	173,289

Communications Equipment - 1.4%
Cisco Systems, Inc. (a)	5,700	115,311
Harris Corporation	2,600	117,780
		233,091
Computers & Peripherals - 4.3%
Apple Inc. (a)	900	290,304
EMC Corporation (a)	8,600	196,940
International Business Machines Corporation	1,500	220,140
		707,384
Containers & Packaging - 0.8%
Ball Corporation	2,000	136,100

Diversified Financial Services - 1.3%
JPMorgan Chase & Co.	4,900	207,858

Diversified Telecommunication Services - 1.1%
AT&T Inc.	6,000	176,280

Electrical Equipment - 1.1%
Emerson Electric Co.	3,300	188,661

Electronic Equipment & Instruments - 1.1%
National Instruments Corporation	5,000	188,200

Energy Equipment & Services - 1.3%
Schlumberger Limited (b)	2,500	208,750

Food & Staples Retailing - 3.9%
CVS Caremark Corporation	4,600	159,942
The Kroger Co.	7,400	165,464
Walgreen Company	4,300	167,528
Wal-Mart Stores, Inc.	2,900	156,397
		649,331
Health Care Equipment & Supplies - 2.1%
Alcon, Inc. (b)	1,100	179,740
Thermo Fisher Scientific, Inc. (a)	3,100	171,616
		351,356
Health Care Providers & Services - 1.1%
Express Scripts, Inc. (a)	3,300	178,365

Household Products - 2.6%
Colgate-Palmolive Company	2,000	160,740
Kimberly-Clark Corporation	1,700	107,168
The Procter & Gamble Company	2,600	167,258
		435,166
Industrial Conglomerates - 1.2%
General Electric Company	10,480	191,679

Internet Software & Services - 2.2%
Expedia, Inc.	7,200	180,648
Google Inc. - Class A (a)	300	178,191
		358,839
Investment Bank & Brokerage - 0.9%
The Goldman Sachs Group, Inc.	900	151,344

IT Services - 1.8%
Accenture plc - Class A (b)	3,400	164,866
Automatic Data Processing, Inc.	3,000	138,840
		303,706
Life Sciences Tools & Services - 1.0%
PerkinElmer, Inc.	6,700	172,994

Machinery - 1.3%
Danaher Corporation	4,400	207,548

Media - 3.7%
CBS Corporation - Class B	10,300	196,215
DIRECTTV - Class A (a)	3,300	131,769
Time Warner Inc.	4,000	128,680
The Walt Disney Company	4,000	150,040
		606,704
The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2010
COMMON STOCKS	Shares	Value
Multiline Retail - 0.9%
Kohl’s Corporation (a)	2,800	$152,152

Oil & Gas Exploration & Production
Companies - 7.1%
Cabot Oil & Gas Corporation	4,400	166,540
Chevron Corporation	1,795	163,794
Denbury Resources Inc. (a)	7,000	133,630
Devon Energy Corporation	1,700	133,467
EOG Resources, Inc.	1,400	127,974
Exxon Mobil Corporation	3,932	287,508
SM Energy Company	2,800	165,004
		1,177,917
Pharmaceuticals - 2.0%
Abbott Laboratories	3,500	167,685
Teva Pharmaceutical
Industries Ltd. - ADR (b)	3,000	156,390
		324,075
Professional Services - 0.8%
Robert Half International, Inc.	4,200	128,520

Software - 3.3%
Adobe Systems Incorporated (a)	5,900	181,602
Nuance Communications, Inc. (a)	10,400	189,072
Oracle Corporation	5,500	172,150
		542,824
Specialty Retail - 3.6%
The Home Depot, Inc.	4,600	161,276
O’Reilly Automotive, Inc. (a)	2,800	169,176
PetSmart, Inc.	4,300	171,226
RadioShack Corporation	5,000	92,450
		594,128
Textiles, Apparel & Luxury Goods - 0.9%
VF Corporation	1,800	155,124

TOTAL COMMON STOCKS
(Cost $8,710,847)		11,770,422

	Principal
CORPORATE BONDS - 26.2%	Amount
Air Freight & Logistics - 0.3%
United Parcel Service, Inc.
3.875%, 04/01/2014	$50,000	53,311

Beverages - 2.3%
Anheuser-Busch Inbev Worldwide Inc.
3.00%, 10/15/2012	150,000	154,839
The Coca-Cola Company
5.35%, 11/15/2017	100,000	113,307
PepsiCo, Inc.
4.65%, 02/15/2013	100,000	107,735
		375,881
Biotechnology - 0.6%
Celgene Corporation
2.45%, 10/15/2015	100,000	97,241

Chemicals - 1.9%
Airgas, Inc.
2.85%, 10/01/2013	75,000	75,637
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	75,000	77,915
Praxair, Inc.:
1.75%, 11/15/2012	60,000	60,812
2.125%, 06/14/2013	100,000	102,211
		316,575
Commercial Banks - 0.5%
Wells Fargo & Company
5.25%, 10/23/2012	75,000	80,441

Computers & Peripherals - 2.2%
Dell Inc.
3.375%, 06/15/2012	100,000	103,512
Hewlett-Packard Company
4.50%, 03/01/2013	100,000	107,091
International Business Machines Corporation
2.10%, 05/06/2013	150,000	153,729
		364,332
Containers & Packaging - 0.5%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	75,000	81,187

Diversified Telecommunication
Services - 1.3%
AT&T Inc.:
5.875%, 02/01/2012	75,000	78,978
5.10%, 09/15/2014	125,000	136,878
		215,856
Electric Utilities - 0.9%
Georgia Power Company
1.30%, 09/15/2013	50,000	50,105
Southern Company
5.30%, 01/15/2012	100,000	104,604
		154,709
Electrical Equipment - 0.5%
Emerson Electric Co.
4.50%, 05/01/2013	75,000	80,778

Energy Equipment & Services - 0.6%
BJ Services Company
5.75%, 06/01/2011	100,000	102,149

The accompanying notes are an integral part of these financial statements.

LKCM Balanced Fund
Schedule of Investments, Continued
December 31, 2010

	Principal
CORPORATE BONDS	Amount	Value
Food & Staples Retailing - 2.0%
Costco Wholesale Corporation
5.30%, 03/15/2012	$100,000	$105,235
CVS Caremark Corporation
5.75%, 06/01/2017	100,000	111,416
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	100,000	108,074
		324,725
Food Products - 0.3%
McCormick & Company, Incorporated
5.25%, 09/01/2013	50,000	55,139

Health Care Equipment & Supplies - 1.0%
Covidien International Finance S.A. (b)
1.875%, 06/15/2013	100,000	101,258
Thermo Fisher Scientific, Inc.
2.15%, 12/28/2012	70,000	71,238
		172,496
Industrial Conglomerates - 0.6%
General Electric Company
5.00%, 02/01/2013	100,000	106,950

Insurance - 1.5%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	100,000	109,460
Prudential Financial, Inc.
3.625%, 09/17/2012	125,000	129,781
		239,241
Internet Software & Services - 0.8%
eBay Inc.
0.875%, 10/15/2013	125,000	123,836

Investment Bank & Brokerage - 0.9%
The Goldman Sachs Group, Inc.:
5.25%, 04/01/2013	100,000	107,411
5.50%, 11/15/2014	35,000	37,884
		145,295
Media - 0.6%
Time Warner Inc.
3.15%, 07/15/2015	100,000	101,708

Metals & Mining - 0.6%
Alcoa Inc.
5.375%, 01/15/2013	100,000	106,649

Multi-Utilities & Unregulated Power - 0.3%
Duke Energy Corp.
6.25%, 01/15/2012	50,000	52,798

Oil & Gas Exploration & Production
Companies - 4.9%
Apache Corporation
5.625%, 01/15/2017	75,000	85,650
Chevron Corporation
3.45%, 03/03/2012	100,000	103,216
ConocoPhillips
5.50%, 04/15/2013	100,000	109,711
Enterprise Products Operating LLC
4.60%, 08/01/2012	100,000	104,994
EOG Resources, Inc.
6.125%, 10/01/2013	100,000	111,733
Noble Energy, Inc.
5.25%, 04/15/2014	100,000	108,019
Occidental Petroleum Corporation
1.45%, 12/13/2013	75,000	75,382
Shell International Finance BV (b)
1.875%, 03/25/2013	100,000	101,563
		800,268
Pharmaceuticals - 1.1%
Abbott Laboratories
5.15%, 11/30/2012	50,000	54,084
Teva Pharmaceutical Industries Ltd. (b)
3.00%, 06/15/2015	125,000	127,317
		181,401
TOTAL CORPORATE BONDS
(Cost $4,174,887)		4,332,966

SHORT-TERM INVESTMENTS - 2.1%
Corporate Bonds - 0.5%
Allied Waste North America Inc.
5.75%, 02/15/2011	75,000	75,351

	Shares
Money Market Funds (c) - 1.6%
Federated Government Obligations
Fund - Institutional Shares, 0.02%	264,736	264,736

TOTAL SHORT-TERM INVESTMENTS
(Cost $340,125)		340,087

Total Investments - 99.7%
(Cost $13,225,859)		16,443,475
Other Assets in Excess of Liabilities - 0.3%		42,878
TOTAL NET ASSETS - 100.0%		$16,486,353

ADR  American Depository Receipt.
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments
December 31, 2010
	Principal
CORPORATE BONDS - 90.0%	Amount	Value
Aerospace & Defense - 4.5%
General Dynamics Corporation:
4.25%, 05/15/2013	$250,000	$268,850
5.25%, 02/01/2014	225,000	247,928
5.375%, 08/15/2015	1,375,000	1,550,816
Honeywell International Inc.:
4.25%, 03/01/2013	1,300,000	1,391,053
3.875%, 02/15/2014	270,000	286,936
Lockheed Martin Corporation
7.65%, 05/01/2016	1,250,000	1,523,091
Raytheon Company
1.625%, 10/15/2015	900,000	864,494
Rockwell Collins, Inc.
4.75%, 12/01/2013	430,000	463,969
United Technologies Corporation
6.10%, 05/15/2012	700,000	751,621
		7,348,758
Air Freight & Logistics - 0.4%
United Parcel Service, Inc.
3.875%, 04/01/2014	625,000	666,393

Asset Management - 0.6%
Mellon Funding Corporation
6.40%, 05/14/2011	892,000	910,517

Beverages - 3.4%
Anheuser-Busch Inbev Worldwide Inc.
3.00%, 10/15/2012	2,000,000	2,064,518
The Coca-Cola Company:
3.625%, 03/15/2014	400,000	423,678
5.35%, 11/15/2017	1,500,000	1,699,598
PepsiCo, Inc.:
4.65%, 02/15/2013	1,035,000	1,115,060
7.90%, 11/01/2018	214,000	275,757
		5,578,611
Biotechnology - 0.6%
Celgene Corporation
2.45%, 10/15/2015	1,000,000	972,412

Building Products - 1.9%
Masco Corporation:
5.875%, 07/15/2012	1,645,000	1,725,092
7.125%, 03/15/2020	1,350,000	1,414,655
		3,139,747
Chemicals - 3.9%
Airgas, Inc.
2.85%, 10/01/2013	1,160,000	1,169,854
E. I. du Pont de Nemours and Company
3.25%, 01/15/2015	1,775,000	1,843,975
The Lubrizol Corporation
5.50%, 10/01/2014	1,579,000	1,729,673
Praxair, Inc.:
6.375%, 04/01/2012	925,000	986,985
1.75%, 11/15/2012	372,000	377,034
5.25%, 11/15/2014	200,000	223,196
		6,330,717
Commercial Banks - 1.7%
Bank of America Corporation:
7.375%, 05/15/2014	1,000,000	1,112,414
5.375%, 06/15/2014	1,025,000	1,078,351
Frost National Bank
6.875%, 08/01/2011	500,000	511,863
		2,702,628
Commercial Services & Supplies - 1.3%
Pitney Bowes Inc.:
4.625%, 10/01/2012	500,000	524,853
3.875%, 06/15/2013	400,000	415,434
Republic Services, Inc.
5.50%, 09/15/2019	1,000,000	1,092,437
		2,032,724
Communications Equipment - 2.7%
Cisco Systems, Inc.:
2.90%, 11/17/2014	340,000	352,998
5.50%, 02/22/2016	1,000,000	1,142,406
4.95%, 02/15/2019	700,000	764,117
Harris Corporation:
5.00%, 10/01/2015	1,088,000	1,151,537
6.375%, 06/15/2019	900,000	1,022,481
		4,433,539
Computers & Peripherals - 4.9%
Dell Inc.:
3.375%, 06/15/2012	1,175,000	1,216,262
5.625%, 04/15/2014	750,000	828,837
Hewlett-Packard Company:
4.25%, 02/24/2012	200,000	207,897
6.50%, 07/01/2012	700,000	758,008
4.50%, 03/01/2013	1,295,000	1,386,834
International Business
Machines Corporation:
2.10%, 05/06/2013	1,750,000	1,793,505
5.70%, 09/14/2017	1,500,000	1,724,063
		7,915,406
Consumer Finance - 0.8%
Western Union Company:
5.40%, 11/17/2011	150,000	155,970
5.93%, 10/01/2016	1,000,000	1,120,911
		1,276,881

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2010

	Principal
CORPORATE BONDS	Amount	Value
Containers & Packaging - 2.2%
Ball Corporation
7.125%, 09/01/2016
Callable 09/01/2013	$1,825,000	$1,975,562
Packaging Corp. of America
5.75%, 08/01/2013	1,500,000	1,609,557
		3,585,119
Diversified Telecommunication
Services - 4.4%
AT&T Inc.:
6.25%, 03/15/2011	200,000	202,243
5.10%, 09/15/2014	1,750,000	1,916,292
BellSouth Corporation
6.00%, 10/15/2011	1,000,000	1,042,681
Qwest Corporation
7.875%, 09/01/2011	1,550,000	1,600,375
Verizon Communications Inc.:
5.25%, 04/15/2013	275,000	299,166
5.55%, 02/15/2016	1,000,000	1,122,183
5.50%, 02/15/2018	875,000	963,001
		7,145,941
Electric Utilities - 0.7%
Southern Power Co.
4.875%, 07/15/2015	1,050,000	1,137,112

Electrical Equipment - 0.3%
Emerson Electric Co.
4.50%, 05/01/2013	425,000	457,744

Energy Equipment & Services - 2.8%
Baker Hughes Incorporated
6.50%, 11/15/2013	725,000	825,656
BJ Services Company
5.75%, 06/01/2011	2,000,000	2,042,972
Weatherford International, Inc.
6.35%, 06/15/2017	1,550,000	1,722,399
		4,591,027
Food & Staples Retailing - 6.6%
Costco Wholesale Corporation
5.30%, 03/15/2012	700,000	736,644
CVS Caremark Corporation:
5.75%, 08/15/2011	675,000	696,039
4.875%, 09/15/2014	330,000	358,632
3.25%, 05/18/2015	1,000,000	1,017,322
5.75%, 06/01/2017	2,750,000	3,063,923
Sysco Corporation
4.20%, 02/12/2013	1,175,000	1,250,827
Walgreen Company
4.875%, 08/01/2013	1,955,000	2,136,635
Wal-Mart Stores, Inc.
4.55%, 05/01/2013	1,400,000	1,513,042
		10,773,064
Food Products - 1.7%
The Hershey Company
4.85%, 08/15/2015	1,000,000	1,092,323
McCormick & Company, Incorporated
5.25%, 09/01/2013	1,450,000	1,599,027
		2,691,350
Health Care Equipment & Supplies - 3.3%
Covidien International Finance S.A. (a)
1.875%, 06/15/2013	1,550,000	1,569,498
Medtronic, Inc.
4.50%, 03/15/2014	900,000	977,641
Thermo Fisher Scientific, Inc.:
2.15%, 12/28/2012	1,900,000	1,933,609
3.25%, 11/20/2014	900,000	926,244
		5,406,992
Health Care Providers & Services - 1.3%
Express Scripts, Inc.:
5.25%, 06/15/2012	1,000,000	1,055,824
6.25%, 06/15/2014	1,000,000	1,118,837
		2,174,661
Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corporation:
6.00%, 04/15/2011	1,000,000	1,015,856
5.35%, 03/01/2018	1,000,000	1,123,698
		2,139,554
Household Durables - 2.8%
Jarden Corporation:
8.00%, 05/01/2016
Callable 05/01/2013	1,000,000	1,093,750
7.50%, 05/01/2017	1,900,000	2,011,625
7.50%, 01/15/2020
Callable 01/15/2015	1,340,000	1,403,650
		4,509,025
Household Products - 1.3%
Kimberly-Clark Corporation
5.625%, 02/15/2012	1,000,000	1,052,985
The Procter & Gamble Company
8.00%, 09/01/2024
Putable 09/01/2014	775,000	1,030,785
		2,083,770
Industrial Conglomerates - 2.1%
3M Co.
4.375%, 08/15/2013	1,500,000	1,632,899
General Electric Company
5.00%, 02/01/2013	1,600,000	1,711,203
		3,344,102

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2010
	Principal
CORPORATE BONDS	Amount	Value
Insurance - 2.2%
Berkshire Hathaway Inc.
4.85%, 01/15/2015	$1,225,000	$1,340,889
Prudential Financial, Inc.:
3.625%, 09/17/2012	1,375,000	1,427,585
2.75%, 01/14/2013	750,000	764,065
		3,532,539
Internet Software & Services - 0.6%
eBay Inc.
0.875%, 10/15/2013	1,000,000	990,685

Investment Bank & Brokerage - 1.9%
The Goldman Sachs Group, Inc.:
3.625%, 08/01/2012	1,000,000	1,032,399
5.125%, 01/15/2015	1,000,000	1,075,364
Morgan Stanley
5.00%, 08/31/2025
Callable 08/31/2011	1,000,000	993,923
		3,101,686
Media - 2.1%
Time Warner Inc.
3.15%, 07/15/2015	1,350,000	1,373,065
The Walt Disney Company:
4.70%, 12/01/2012	225,000	241,302
5.625%, 09/15/2016	1,500,000	1,729,870
		3,344,237
Metals & Mining - 2.5%
Alcoa Inc.:
6.00%, 01/15/2012	1,310,000	1,366,783
5.375%, 01/15/2013	590,000	629,227
5.55%, 02/01/2017	500,000	519,965
Peabody Energy Corporation:
5.875%, 04/15/2016
Callable 04/15/2011	1,000,000	1,010,000
6.50%, 09/15/2020	500,000	536,250
		4,062,225
Multiline Retail - 0.2%
Kohl’s Corporation
6.25%, 12/15/2017	282,000	325,825

Multi-Utilities & Unregulated Power - 0.7%
Duke Energy Corp.
6.25%, 01/15/2012	1,000,000	1,055,958

Oil & Gas Exploration & Production
Companies - 12.2%
Anadarko Petroleum Corporation:
5.95%, 09/15/2016	2,000,000	2,151,180
6.375%, 09/15/2017	2,000,000	2,181,600
Apache Corporation
6.25%, 04/15/2012	1,593,000	1,696,327
ConocoPhillips
4.75%, 10/15/2012	875,000	937,428
Denbury Resources Inc.
7.50%, 04/01/2013
Callable 04/01/2011	1,000,000	1,015,000
Devon Financing Corp. ULC (a)
6.875%, 09/30/2011	1,798,000	1,878,727
Enterprise Products Operating LLC
4.60%, 08/01/2012	1,000,000	1,049,937
EOG Resources, Inc.:
6.125%, 10/01/2013	1,500,000	1,675,989
2.95%, 06/01/2015	1,200,000	1,209,577
Marathon Oil Corporation
5.90%, 03/15/2018	1,000,000	1,135,508
Noble Energy, Inc.
5.25%, 04/15/2014	1,500,000	1,620,289
Occidental Petroleum Corporation
1.45%, 12/13/2013	2,000,000	2,010,186
Range Resources Corporation
8.00%, 05/15/2019
Callable 05/15/2014	500,000	546,875
Shell International Finance BV (a)
1.875%, 03/25/2013	750,000	761,725
		19,870,348
Pharmaceuticals - 3.6%
Abbott Laboratories
5.15%, 11/30/2012	675,000	730,141
Eli Lilly & Company
4.20%, 03/06/2014	950,000	1,019,203
Teva Pharmaceutical Industries Ltd. (a):
3.00%, 06/15/2015	2,030,000	2,067,622
5.55%, 02/01/2016	1,860,000	2,097,818
		5,914,784
Road & Rail - 1.9%
Burlington Northern Santa Fe Corporation:
6.75%, 07/15/2011	1,000,000	1,033,988
5.65%, 05/01/2017	185,000	206,461
Norfolk Southern Corporation
5.257%, 09/17/2014	750,000	827,496
Union Pacific Corporation
6.125%, 01/15/2012	1,000,000	1,052,604
		3,120,549
Software - 3.3%
Adobe Systems Incorporated
3.25%, 02/01/2015	1,925,000	1,962,909
Microsoft Corporation
2.95%, 06/01/2014	1,910,000	1,989,878
Oracle Corporation
5.25%, 01/15/2016	1,257,000	1,414,800
		5,367,587

The accompanying notes are an integral part of these financial statements.

LKCM Fixed Income Fund
Schedule of Investments, Continued
December 31, 2010
	Principal
CORPORATE BONDS	Amount	Value
Specialty Retail - 1.3%
Lowe’s Companies, Inc.
5.00%, 10/15/2015	$525,000	$583,230
The Sherwin-Williams Company
3.125%, 12/15/2014	1,450,000	1,493,324
		2,076,554
TOTAL CORPORATE BONDS
(Cost $138,111,123)		146,110,771

PREFERRED STOCKS - 0.5%	Shares
Investment Bank & Brokerage - 0.5%
The Goldman Sachs Group, Inc.
Callable 02/02/2011	40,000	840,800

TOTAL PREFERRED STOCKS
(Cost $1,000,000)		840,800

U.S. GOVERNMENT &	Principal
AGENCY ISSUES - 5.2%	Amount
Fannie Mae - 0.7%
5.00%, 03/15/2016	$1,000,000	1,131,039

Federal Home Loan Bank - 1.1%
5.50%, 08/13/2014	500,000	572,444
4.875%, 05/17/2017	1,000,000	1,128,863
		1,701,307
Freddie Mac - 1.3%
5.55%, 10/04/2016
Callable 10/04/2011	1,500,000	1,554,526
5.125%, 11/17/2017	500,000	570,192
		2,124,718
U.S. Treasury Inflation Indexed Bonds - 1.1%
2.375%, 04/15/2011	495,850	500,577
3.375%, 01/15/2012	1,231,730	1,288,409
		1,788,986
U.S. Treasury Notes - 1.0%
4.25%, 11/15/2014	500,000	552,852
4.25%, 08/15/2015	500,000	553,711
4.50%, 02/15/2016	500,000	559,961
		1,666,524
TOTAL U.S. GOVERNMENT &
AGENCY ISSUES
(Cost $7,803,014)		8,412,574

SHORT-TERM INVESTMENTS - 2.6%
Corporate Bonds - 0.6%
Kohl’s Corporation
6.30%, 03/01/2011	850,000	857,130
Progress Energy, Inc.
7.10%, 03/01/2011	168,000	169,716
		1,026,846

	Shares
Money Market Funds (b) - 2.0%
Federated Government Obligations
Fund - Institutional Shares, 0.02%	3,161,543	3,161,543

TOTAL SHORT-TERM
INVESTMENTS
(Cost $4,188,925)		4,188,389

Total Investments - 98.3%
(Cost $151,103,062)		159,552,534
Other Assets in Excess of Liabilities - 1.7%		2,800,042
TOTAL NET ASSETS - 100.0%		$162,352,576

(a)U.S. Dollar-denominated foreign security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments
December 31, 2010

COMMON STOCKS - 92.3%	Shares	Value (US$)
AUSTRALIA - 6.1%
Airlines - 0.4%
Qantas Airways Limited (a)	56,307	$146,280

Chemicals - 0.2%
Incitec Pivot Limited	17,881	72,423

Commercial Banks - 1.9%
Australia and New Zealand Banking
Group Limited	15,301	365,424
National Australia Bank Limited	12,725	308,458
		673,882
Commercial Services & Supplies - 0.5%
Brambles Limited	24,476	178,242

Containers & Packaging - 0.5%
Amcor Limited	24,794	171,175

Diversified Operations - 1.0%
BHP Billiton Limited	8,015	370,947

Hotels, Restaurants & Leisure - 0.2%
TABCORP Holdings Limited (a)	2,873	20,893
TABCORP Holdings Limited	10,278	74,743
		95,636
Insurance - 0.1%
QBE Insurance Group Limited	1,957	36,329

Metals & Mining - 0.8%
Alumina Limited	11,292	28,643
Newcrest Mining Limited	2,013	83,262
Paladin Energy Limited (a)	8,314	41,922
Rio Tinto Limited	1,400	122,386
		276,213
Oil & Gas Exploration &
Production Companies - 0.5%
Origin Energy Limited	5,536	94,333
Woodside Petroleum Limited	2,424	105,517
		199,850
Total Australia		2,220,977

DENMARK - 0.9%
Beverages - 0.9%
Carlsberg A/S - B Shares	3,402	340,624
Total Denmark		340,624

FRANCE - 5.3%
Electronic Equipment & Instruments - 2.0%
Schneider Electric SA	4,924	736,958

Food Products - 1.5%
DANONE S.A.	8,896	558,964

Road & Rail - 1.8%
Groupe Eurotunnel SA (a)	41,290	363,059
Groupe Eurotunnel SA	30,507	268,246
		631,305
Total France		1,927,227

GERMANY - 10.5%
Automobiles - 2.3%
Continental AG (a)	10,514	830,914

Chemicals - 3.4%
Bayer AG	16,665	1,231,508

Machinery - 2.1%
MAN SE	6,442	766,070

Metals & Mining - 2.0%
ThyssenKrupp AG	16,940	701,410

Textiles, Apparel & Luxury Goods - 0.7%
Adidas AG	3,835	250,549
Total Germany		3,780,451

HONG KONG - 1.7%
Commercial Banks - 0.2%
BOC Hong Kong (Holdings) Limited	14,000	47,640
Chongqing Rural Commercial
Bank Co., Ltd. (a)	43,000	28,933
		76,573
Diversified Operations - 0.7%
First Pacific Company Limited	131,839	118,731
Hutchison Whampoa Limited	6,000	61,754
The Wharf Holdings Limited	8,000	61,548
		242,033
Electric Utilities - 0.2%
Hongkong Electric Holdings Limited	8,500	53,584

Machinery - 0.3%
Singamas Container Holdings Limited (a)	316,828	101,495

Media - 0.1%
Television Broadcasts Limited	8,000	43,228

Real Estate - 0.2%
Swire Pacific Limited	5,000	82,210
Total Hong Kong		599,123

JAPAN - 29.5%
Auto Components - 0.9%
BRIDGESTONE CORPORATION	9,000	173,925
DENSO CORPORATION	4,800	165,656
		339,581

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
December 31, 2010

COMMON STOCKS	Shares	Value (US$)
Automobiles - 3.6%
HONDA MOTOR CO., LTD.	3,800	$150,474
Mazda Motor Corporation	41,000	117,662
NISSAN MOTOR CO., LTD.	42,000	399,877
Toyota Motor Corporation	15,400	610,765
		1,278,778
Building Products - 1.0%
Nippon Sheet Glass Company, Limited	127,000	342,567

Chemicals - 0.8%
JSR Corporation	6,400	119,424
Ube Industries, Ltd.	52,000	156,275
		275,699
Commercial Banks - 3.7%
Mitsubishi UFJ Financial Group, Inc.	76,400	413,100
Mizuho Financial Group, Inc.	170,500	321,302
Sumitomo Mitsui Financial Group, Inc.	16,758	596,923
		1,331,325
Computers & Peripherals - 0.4%
FUJITSU LIMITED	19,000	132,221

Distributors - 1.9%
Mitsubishi Corporation	13,606	368,346
MITSUI & CO., LTD.	18,000	297,302
		665,648
Electrical Equipment - 0.3%
Furukawa Electric Co., Ltd.	24,000	107,895

Electronic Equipment & Instruments - 5.0%
FANUC LTD.	700	107,513
Hitachi, Ltd. (a)	95,000	506,651
NIDEC CORPORATION	3,228	326,418
Nippon Electric Glass Co., Ltd.	10,000	144,353
OMRON Corporation	12,862	340,758
PIONEER CORPORATION (a)	29,400	121,670
Sony Corporation	7,500	270,385
		1,817,748
Financial Services - 1.3%
Credit Saison Co., Ltd.	8,000	131,543
ORIX Corporation	3,551	349,458
		481,001
Insurance - 0.4%
T & D Holdings, Inc.	6,200	157,310

Internet & Catalog Retail - 0.5%
DeNA Co., Ltd.	4,900	175,746

IT Services - 0.3%
Nomura Research Institute, Ltd.	4,600	102,436

Machinery - 3.0%
KOMATSU LTD.	11,090	335,609
KUBOTA CORPORATION	17,000	161,017
SMC CORPORATION	1,200	205,592
SUMITOMO HEAVY INDUSTRIES, LTD.	61,446	395,059
		1,097,277
Media - 0.1%
FUJI MEDIA HOLDINGS, INC.	23	36,374

Metals & Mining - 0.8%
JFE Holdings, Inc.	5,000	174,159
MITSUBISHI MATERIALS
CORPORATION (a)	39,000	124,412
		298,571
Office Electronics - 0.7%
CANON INC.	5,000	259,269

Oil & Gas Exploration & Production
Companies - 1.0%
INPEX CORPORATION	34	199,126
JX Holdings, Inc.	26,000	176,450
		375,576
Pharmaceuticals - 0.5%
DAIICHI SANKYO COMPANY, LIMITED	7,800	170,718

Professional Services - 0.8%
DENTSU INC.	9,300	288,771

Real Estate - 1.7%
DAIWA HOUSE INDUSTRY CO., LTD.	8,000	98,337
Mitsubishi Estate Company Ltd.	11,000	204,040
NTT URBAN DEVELOPMENT
CORPORATION	312	307,427
		609,804
Semiconductor & Semiconductor
Equipment - 0.5%
Tokyo Electron Limited	2,900	183,594

Specialty Retail - 0.3%
YAMADA DENKI CO., LTD.	1,800	122,823
Total Japan		10,650,732

LUXEMBOURG - 0.7%
Metals & Mining - 0.7%
ArcelorMittal	7,073	268,240
Total Luxembourg		268,240

NETHERLANDS - 4.8%
Diversified Financial Services - 1.9%
ING Groep N.V. (a)	68,725	668,579

Oil & Gas Exploration & Production
Companies - 2.9%
Royal Dutch Shell plc - Class A	31,916	1,054,726
Total Netherlands		1,723,305

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
December 31, 2010

COMMON STOCKS	Shares	Value (US$)
RUSSIA - 0.4%
Oil & Gas Exploration & Production
Companies - 0.4%
LUKOIL - ADR	2,750	$155,375
Total Russia		155,375

SINGAPORE - 1.4%
Commercial Banks - 0.2%
United Overseas Bank Limited	10,282	79,157

Distributors - 0.1%
Noble Group Limited	27,000	45,654

Diversified Operations - 0.4%
Keppel Corporation Limited	14,378	126,824

Food Products - 0.3%
China Minzhong Food Corporation Ltd. (a)	84,000	89,017

Hotels, Restaurants & Leisure - 0.2%
Overseas Union Enterprise Limited	24,000	61,526

Investment Companies - 0.1%
K-Green Trust (a)	53,200	44,356

Real Estate - 0.1%
Hongkong Land Holdings Limited	7,000	50,540
Total Singapore		497,074

SWITZERLAND - 1.5%
Textiles, Apparel & Luxury Goods - 1.5%
Compagnie Financiere Richemont SA	8,998	529,294
Total Switzerland		529,294

TAIWAN - 0.3%
Semiconductor & Semiconductor
Equipment - 0.3%
Advanced Semiconductor Engineering Inc.	36,000	41,672
Taiwan Semiconductor Manufacturing
Company Ltd.	22,000	53,573
		95,245
Total Taiwan		95,245

UNITED KINGDOM - 29.2%
Aerospace & Defense - 1.5%
BAE Systems plc	108,755	559,544

Airlines - 1.9%
British Airways plc (a)	163,549	694,841

Commercial Banks - 7.7%
Barclays plc	222,263	906,690
Lloyds Banking Group plc (a)	1,020,627	1,045,451
Royal Bank of Scotland Group plc (a)	1,364,443	831,132
		2,783,273
Diversified Operations - 2.0%
Rolls-Royce Group plc (a)	72,527	704,464
Rolls-Royce Group - C Shares (a)	5,159,872	8,045
		712,509
Food & Staples Retailing - 2.0%
Tesco plc	110,730	733,711

Hotels, Restaurants & Leisure - 1.1%
Carnival plc	8,654	402,342

Investment Companies - 0.4%
Vallar PLC (a)	7,695	133,769

Metals & Mining - 6.4%
Rio Tinto plc	14,792	1,034,679
Xstrata plc	53,469	1,255,029
		2,289,708
Oil & Gas Exploration & Production
Companies - 1.4%
BP plc	70,230	509,753

Pharmaceuticals - 2.8%
AstraZeneca plc	8,503	387,368
GlaxoSmithKline plc	32,069	619,980
		1,007,348
Specialty Retail - 1.0%
Kingfisher plc	88,444	363,208

Tobacco - 1.0%
Imperial Tobacco Group plc	12,194	374,147
Total United Kingdom		10,564,153

TOTAL COMMON STOCKS
(Cost $29,927,701)		33,351,820

PREFERRED STOCKS - 4.6%
GERMANY - 4.6%
Automobiles - 4.6%
Porsche Automobil Holding SE	8,699	693,521
Volkswagen AG	5,960	966,878
		1,660,399
TOTAL PREFERRED STOCKS
(Cost $1,168,185)		1,660,399

WARRANTS - 0.7%
GERMANY - 0.7%
Commercial Banks - 0.7%
Deutsche Bank AG London LEPO
Expiration: 02/28/2018	71,761	244,490

TOTAL WARRANTS
(Cost $200,321)		244,490

The accompanying notes are an integral part of these financial statements.

LKCM International Fund
Schedule of Investments, Continued
December 31, 2010
SHORT-TERM INVESTMENTS - 0.1%	Shares	Value (US$)
Money Market Funds (b) - 0.1%
Dreyfus Cash Management
Fund - Investor Shares, 0.00%	38,812	$38,812
TOTAL SHORT-TERM INVESTMENTS
(Cost $38,812)		38,812

Total Investments - 97.7%
(Cost $31,335,019)		35,295,521
Other Assets in Excess of Liabilities - 2.3%		820,184
TOTAL NET ASSETS - 100.0%		$36,115,705

ADR  American Depository Receipt.
LEPO  Low exercise price option.
(a) Non-income producing security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

Forward Currency Exchange Contracts

At December 31, 2010, the Fund had entered into “position hedge” forward currency exchange contracts that obligated the Fund to deliver and receive specified amounts of currencies in exchange for U.S. dollars at a specified future date.  The contracts combined had net unrealized appreciation of $147,660 as of December 31, 2010.  The terms of the open contracts are as follows:

Settlement	Currency to		Currency to
Date	be Delivered		be Received		Asset	Liability
1/13/11	640,000	EURO			$45,750
1/13/11			874,496	AUD		$8,059
1/13/11	1,710,000	EURO			152,767
1/13/11			2,245,266	CHF		36,009
1/13/11	1,876,399	GBP			55,281
1/13/11			2,228,000	EURO		3,221
1/13/11	216,328,680	JPY			38,231
1/13/11			1,960,000	EURO		83,965
1/13/11	190,000	EURO			13,152
1/13/11			1,537,860	NOK		3,643
1/13/11	200,000	EURO			8,060
1/13/11			959,660	ILS		4,945
1/13/11	300,000	EURO			—
1/13/11			3,051,150	HDK		8,292
1/13/11	810,000	EURO			38,468
1/13/11			7,430,778	SEK		16,500
1/13/11	70,000	EURO			1,856
1/13/11			120,107	SGD		1,807
1/20/11	120,244,696	JPY			—
1/20/11			1,430,000	USD		51,371
1/20/11	356,000	USD			11,907
1/20/11			29,863,416	JPY		—
					$365,472	$217,812

AUD	Australian Dollar
CHF	Swiss Franc
EURO	Euro
GBP	British Pound
HDK	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Kroner
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2010

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Assets:
Investments, at value*	$734,079,288	$72,266,088	$16,443,475	$159,552,534	$35,295,521
Foreign currency**	—	—	—	—	611,286
Dividends and interest receivable	157,869	40,474	55,229	1,989,003	81,740
Unrealized gain on open forward foreign currency contracts	—	—	—	—	365,472
Receivable for investments sold	—	—	—	—	23,653
Receivable for fund shares sold	2,021,373	187,507	7,900	1,045,477	28,087
Other assets	58,120	18,541	5,136	17,291	7,643
Total assets	736,316,650	72,512,610	16,511,740	162,604,305	36,413,402
Liabilities:
Unrealized loss on open forward foreign currency contracts	—	—	—	—	217,812
Payable for investment advisory fees	1,292,921	78,251	8,270	179,097	23,926
Payable for fund shares redeemed	116,964	30,298	—	6,000	—
Distribution expense payable	24,398	—	—	—	—
Accrued expenses and other liabilities	247,727	34,411	17,117	66,632	55,959
Total liabilities	1,682,010	142,960	25,387	251,729	297,697
Net assets	$734,634,640	$72,369,650	$16,486,353	$162,352,576	$36,115,705
Net assets consist of:
Paid in capital	$604,872,848	$55,665,236	$13,741,445	$153,482,315	$71,557,089
Undistributed net investment income	—	—	2,456	—	561,001
Accumulated net realized gain (loss) on
securities and foreign currency transactions	(71,739,544)	845,404	(475,164)	420,789	(40,127,225)
Net unrealized appreciation on:
Investments	201,501,336	15,859,010	3,217,616	8,449,472	3,960,502
Other assets and liabilities denominated
in foreign currency	—	—	—	—	164,338
Net assets	$734,634,640	$72,369,650	$16,486,353	$162,352,576	$36,115,705

INSTITUTIONAL CLASS***
Net assets	$690,510,765	$72,369,650	$16,486,353	$162,352,576	$36,115,705
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	32,136,377	4,768,558	1,156,998	14,713,137	4,345,382
Net asset value per share
(offering and redemption price)	$21.49	$15.18	$14.25	$11.03	$8.31

ADVISER CLASS
Net assets	$44,123,875
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	2,101,547
Net asset value per share
(offering and redemption price)	$21.00

* Cost of Investments	$532,577,952	$56,407,078	$13,225,859	$151,103,062	$31,335,019

** Cost of Foreign Currency	$—	$—	$—	$—	$597,429

***  Currently, only the Small Cap Equity Fund offers a second class.  The Equity Fund has authorized a second class, but has not yet commenced sales.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the Year Ended December 31, 2010

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Investment Income:
Dividends *	$3,523,423	$806,154	$156,928	$38,020	$762,374
Interest	7,242	1,620	151,424	6,670,547	376
Total income	3,530,665	807,774	308,352	6,708,567	762,750

Expenses:
Investment advisory fees	4,561,545	394,979	93,582	784,666	381,799
Distribution expense - Adviser Class (Note B)	96,428	—	—	—	—
Administrative fees	510,583	51,100	20,125	127,356	45,225
Accounting and transfer agent fees and expenses	261,680	67,360	41,528	94,135	88,842
Professional fees	139,993	15,897	6,854	40,795	12,920
Custody fees and expenses	75,235	7,676	4,030	16,460	156,329
Federal and state registration	71,597	33,226	8,738	21,884	14,352
Trustees’ fees	66,863	6,000	1,686	18,481	5,011
Reports to shareholders	38,523	2,100	520	4,918	1,440
Other	120,735	10,684	2,939	32,173	8,341
Total expenses	5,943,182	589,022	180,002	1,140,868	714,259
Less, expense waiver and/or
reimbursement (Note B)	—	(137,617)	(64,824)	(120,803)	(254,640)
Net expenses	5,943,182	451,405	115,178	1,020,065	459,619
Net investment income (loss)	(2,412,517)	356,369	193,174	5,688,502	303,131

Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	61,883,308	2,560,907	241,576	989,099	1,302,478
Foreign currency transactions	—	—	—	—	333,442
	61,883,308	2,560,907	241,576	989,099	1,635,920
Net change in unrealized
appreciation/depreciation on:
Investments	123,384,121	7,275,495	1,014,807	2,215,990	2,020,135
Foreign currency transactions	—	—	—	—	65,489
	123,384,121	7,275,495	1,014,807	2,215,990	2,085,624
Net Realized and Unrealized Gain on Investments	185,267,429	9,836,402	1,256,383	3,205,089	3,721,544

Net Increase in Net Assets
Resulting from Operations	$182,854,912	$10,192,771	$1,449,557	$8,893,591	$4,024,675

* Net of foreign taxes withheld	$15,206	$726	$614	$—	$84,860

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM Small Cap		LKCM
	Equity Fund		Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Operations:
Net investment income (loss)	$(2,412,517)	$(1,690,657)	$356,369	$382,865
Net realized gain (loss) on investments	61,883,308	(54,284,096)	2,560,907	125,457
Net change in unrealized
appreciation/depreciation on investments	123,384,121	193,230,455	7,275,495	9,504,072
Net increase in net assets resulting from operations	182,854,912	137,255,702	10,192,771	10,012,394

Dividends and Distributions to
Institutional Class Shareholders:
Net investment income	—	—	(363,260)	(380,347)
Net realized gain on investments	—	—	(361,522)	—
	—	—	(724,782)	(380,347)

Net increase (decrease) in net assets from
Fund share transactions (Note C)	(13,111,435)	17,487,630	13,744,831	2,848,036

Total increase in net assets	169,743,477	154,743,332	23,212,820	12,480,083

Net Assets:
Beginning of period	564,891,163	410,147,831	49,156,830	36,676,747
End of period *	$734,634,640	$564,891,163	$72,369,650	$49,156,830

* Including undistributed net investment income of	$—	$—	$—	$3,115

	LKCM		LKCM
	Balanced Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Operations:
Net investment income	$193,174	$211,962	$5,688,502	$5,387,238
Net realized gain (loss) on investments	241,576	(35,549)	989,099	1,432,482
Net change in unrealized
appreciation/depreciation on investments	1,014,807	2,189,309	2,215,990	6,404,470
Net increase in net assets resulting from operations	1,449,557	2,365,722	8,893,591	13,224,190

Dividends and Distributions to Shareholders:
Net investment income	(194,657)	(210,329)	(5,707,218)	(5,397,151)

Net realized gain on investments	—	—	(636,805)	—
	(194,657)	(210,329)	(6,344,023)	(5,397,151)

Net increase in net assets from
Fund share transactions (Note C)	1,755,123	1,165,009	10,584,768	20,716,960

Total increase in net assets	3,010,023	3,320,402	13,134,336	28,543,999

Net Assets:
Beginning of period	13,476,330	10,155,928	149,218,240	120,674,241
End of period *	$16,486,353	$13,476,330	$162,352,576	$149,218,240

* Including undistributed net investment income of	$2,456	$2,160	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	LKCM
	International Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment income	$303,131	$525,542
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	1,635,920	(7,749,195)
Net change in unrealized appreciation/depreciation	2,085,624	16,827,949
Net increase in net assets resulting from operations	4,024,675	9,604,296

Dividends and Distributions to Shareholders:
Net investment income	(474,770)	(2,454,865)

Net decrease in net assets from Fund share transactions (Note C)	(10,806,339)	(1,008,501)

Total increase (decrease) in net assets	(7,256,434)	6,140,930

Net Assets:
Beginning of period	43,372,139	37,231,209
End of period *	$36,115,705	$43,372,139

* Including undistributed net investment income of	$561,001	$366,733

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Small Cap Equity Fund – Institutional Class
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2010	2009	2008	2007		2006
Net Asset Value - Beginning of Period	$16.16	$12.24	$20.03	$21.98		$21.12
Net investment income (loss)(1)	(0.07)	(0.05)	(0.03)	0.01		(0.04)
Net realized and unrealized gain (loss) on investments	5.40	3.97	(7.75)	(0.17)		3.22
Total from investment operations	5.33	3.92	(7.78)	(0.16)		3.18
Dividends from net investment income	—	—	—	(0.00	)(2)	—
Distributions from net realized gains	—	—	(0.01)	(1.79)		(2.32)
Total dividends and distributions	—	—	(0.01)	(1.79)		(2.32)
Net Asset Value - End of Period	$21.49	$16.16	$12.24	$20.03		$21.98
Total Return	32.98%	32.03%	(38.87)%	(0.76)%		14.98%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$690,511	$529,166	$385,223	$595,175		$608,417
Ratio of expenses to average net assets:	0.96%	1.00%	0.97%	0.94%		0.96%
Ratio of net investment income (loss) to average net assets:	(0.38)%	(0.35)%	(0.17)%	0.04%		(0.16)%
Portfolio turnover rate(3)	57%	59%	61%	60%		56%
(1) Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2) Less than $(0.005).
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$15.83	$12.02	$19.72	$21.73	$20.95
Net investment loss(1)	(0.11)	(0.08)	(0.07)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	5.28	3.89	(7.62)	(0.17)	3.19
Total from investment operations	5.17	3.81	(7.69)	(0.22)	3.10
Distributions from net realized gains	—	—	(0.01)	(1.79)	(2.32)
Net Asset Value - End of Period	$21.00	$15.83	$12.02	$19.72	$21.73
Total Return	32.66%	31.70%	(39.02)%	(1.06)%	14.72%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$44,124	$35,725	$24,925	$40,465	$20,923
Ratio of expenses to average net assets:	1.21%	1.25%	1.22%	1.19%	1.21%
Ratio of net investment loss to average net assets:	(0.63)%	(0.60)%	(0.42)%	(0.21)%	(0.41)%
Portfolio turnover rate(2)	57%	59%	61%	60%	56%

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Equity Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$13.02	$10.33	$15.38	$14.43	$13.30
Net investment income	0.08	0.10	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments	2.24	2.69	(5.05)	1.42	1.55
Total from investment operations	2.32	2.79	(4.89)	1.58	1.69
Dividends from net investment income	(0.08)	(0.10)	(0.16)	(0.16)	(0.14)
Distributions from net realized gains	(0.08)	—	—	(0.47)	(0.42)
Total dividends and distributions	(0.16)	(0.10)	(0.16)	(0.63)	(0.56)
Net Asset Value - End of Period	$15.18	$13.02	$10.33	$15.38	$14.43
Total Return	17.77%	27.01%	(31.80)%	10.96%	12.65%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$72,370	$49,157	$36,677	$53,743	$50,385
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.04%	1.13%	1.06%	1.01%	1.06%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.39%	0.62%	0.85%	0.82%	0.71%
After expense waiver and/or reimbursement	0.63%	0.95%	1.11%	1.03%	0.97%
Portfolio turnover rate	23%	26%	31%	26%	24%

	LKCM Balanced Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$13.09	$10.85	$13.84	$13.36	$12.42
Net investment income	0.18	0.22	0.26	0.28	0.25
Net realized and unrealized gain (loss) on investments	1.16	2.24	(2.96)	0.82	1.13
Total from investment operations	1.34	2.46	(2.70)	1.10	1.38
Dividends from net investment income	(0.18)	(0.22)	(0.28)	(0.28)	(0.26)
Distributions from net realized gains	—	—	(0.01)	(0.34)	(0.18)
Total dividends and distributions	(0.18)	(0.22)	(0.29)	(0.62)	(0.44)
Net Asset Value - End of Period	$14.25	$13.09	$10.85	$13.84	$13.36
Total Return	10.31%	22.90%	(19.70)%	8.25%	11.22%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$16,486	$13,476	$10,156	$12,191	$9,922
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.25%	1.41%	1.38%	1.35%	1.45%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.89%	1.28%	1.51%	1.51%	1.30%
After expense waiver and/or reimbursement	1.34%	1.89%	2.09%	2.06%	1.95%
Portfolio turnover rate	13%	22%	38%	27%	12%

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Fixed Income Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$10.85	$10.20	$10.33	$10.19	$10.24
Net investment income	0.40	0.43	0.43	0.46	0.44
Net realized and unrealized gain (loss) on investments	0.22	0.65	(0.13)	0.14	(0.05)
Total from investment operations	0.62	1.08	0.30	0.60	0.39
Dividends from net investment income	(0.40)	(0.43)	(0.43)	(0.46)	(0.44)
Distributions from net realized gains	(0.04)	—	—	—	—
Total dividends and distributions	(0.44)	(0.43)	(0.43)	(0.46)	(0.44)
Net Asset Value - End of Period	$11.03	$10.85	$10.20	$10.33	$10.19
Total Return	5.82%	10.77%	2.99%	5.96%	3.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$162,353	$149,218	$120,674	$113,032	$106,082
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.73%	0.76%	0.73%	0.72%	0.74%
After expense waiver and/or reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	3.55%	4.00%	4.15%	4.39%	4.14%
After expense waiver and/or reimbursement	3.63%	4.11%	4.23%	4.46%	4.23%
Portfolio turnover rate	20%	30%	23%	31%	30%

	LKCM International Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$7.53	$6.16	$12.41	$13.49	$11.10
Net investment income	0.06 (1)	0.09 (1)	0.15 (1)	0.14 (2)	0.10 (1)
Net realized and unrealized gain (loss) on investments	0.83	1.73	(6.05)	1.93	2.95
Total from investment operations	0.89	1.82	(5.90)	2.07	3.05
Dividends from net investment income	(0.11)	(0.45)	(0.11)	(0.26)	(0.16)
Distributions from net realized gains	—	—	(0.24)	(2.89)	(0.50)
Total dividends and distributions	(0.11)	(0.45)	(0.35)	(3.15)	(0.66)
Net Asset Value - End of Period	$8.31	$7.53	$6.16	$12.41	$13.49
Total Return	11.83%	29.51%	(47.55)%	15.20%	27.51%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$36,116	$43,372	$37,231	$129,232	$136,295
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.87%	1.91%	1.42%	1.31%	1.34%
After expense waiver and/or reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.13%	0.67%	1.29%	0.61%	0.62%
After expense waiver and/or reimbursement	0.80%	1.38%	1.51%	0.72%	0.76%
Portfolio turnover rate	165%	179%	181%	153%	141%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the “Funds”), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a portfolio of investment grade corporate and government fixed income securities. The LKCM International Fund seeks to provide investors with a total return in excess of the total return of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities. The International Fund currently uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Trustees. At December 31, 2010, the securities in the International Fund were not adjusted using factors provided by the fair value vendor.

Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio’s net asset value is calculated. If such events occur, foreign securities will be valued at fair value in accordance with procedures adopted by the Trustees.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$715,602,806	$—	$—	$715,602,806
Money Market Funds	18,476,482	—	—	18,476,482
Total Investments**	$734,079,288	$—	$—	$734,079,288

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$66,420,407	$—	$—	$66,420,407
Money Market Funds	5,845,681	—	—	5,845,681
Total Investments**	$72,266,088	$—	$—	$72,266,088

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$11,770,422	$—	$—	$11,770,422
Corporate Bonds	—	4,408,317	—	4,408,317
Money Market Funds	264,736	—	—	264,736
Total Investments**	$12,035,158	$4,408,317	$—	$16,443,475

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks	$840,800	$—	$—	$840,800
Corporate Bonds	—	147,137,617	—	147,137,617
U.S. Government & Agency Issues	—	8,412,574	—	8,412,574
Money Market Funds	3,161,543	—	—	3,161,543
Total Investments**	$4,002,343	$155,550,191	$—	$159,552,534

LKCM International Fund
					Other Financial
					Instruments*
Description	Level 1	Level 2	Level 3	Total	Level 2
Common Stocks	$333,343,775	$8,045	$—	$33,351,820	$—
Preferred Stocks	1,660,399	—	—	1,660,399	—
Warrants	—	244,490	—	244,490	—
Money Market Funds	38,812	—	—	38,812	—
Forward Currency Exchange Contracts	—	—	—	—	147,660
Total Investments**	$335,042,986	$252,535	$—	$35,295,521	$147,660
Transfers into Level 1	$34,620,222
Transfers out of Level 2	$(34,620,222)
Net transfers	—

At December 31, 2009, the securities in the International Fund were adjusted using factors provided by the fair value vendor. The securities were not adjusted at December 31, 2010. There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the other Funds, as compared to their classification from the previous annual report.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

**	Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Other than the International Fund, the standard does not have any impact on the Funds’ financial disclosures because those Funds have not maintained any positions in derivative instruments or engaged in hedging activities during the year ended December 31, 2010.  Additional information regarding derivative instruments and hedging activities of the International Fund is disclosed in the Schedule of Investments.  Refer to Note A.6 to understand how and why the International Fund uses derivatives.

In preparing these financial statements, the Trust has evaluated events after December 31, 2010 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders:  The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

1.  Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.
2.  Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At December 31, 2010, substantially all of the LKCM International Fund’s net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

6.  Forward Foreign Currency Exchange Contracts:  The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market”.

When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of changes in currency exchange rates. As of December 31, 2010, the International Fund had outstanding forward foreign currency contracts as shown just after the Schedule of Investments.

7.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund’s classes in proportion to their respective net assets.

8.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

10.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.  Accordingly, at December 31, 2010, reclassifications were recorded as follows.

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Undistributed net investment
income (loss)	$2,412,517	$3,776	$1,779	$18,716	$365,907
Accumulated gain (loss)	(59,363)	(4,373)	—	(18,716)	(365,903)
Paid in capital	(2,353,154)	597	(1,779)	—	(4)

11.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the “Sub-Adviser”) for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2011 in order to limit each Fund’s operating expenses to the annual cap rates presented below. For the year ended December 31, 2010, the Adviser and/or Sub-Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Annual Advisory Rate	0.75%	0.70%	0.65%	0.50%	1.00%(1)(2)
Annual Cap on Expenses	1.00% (Inst.)	0.80%	0.80%	0.65%	1.20%
	1.25% (Adviser)
Expenses Reimbursed in 2010	—	$137,617	$64,824	$120,803	$254,640

(1)	The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund’s average daily net assets.
(2)
Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2010, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $96,428.

C.  Fund Shares:  At December 31, 2010, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

Small Cap Equity Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	5,489,377	$98,476,894	7,874,772	$103,585,277
Shares redeemed	(6,092,221)	(108,506,942)	(6,595,759)	(88,317,779)
Redemption fee		5,068		3,368
Net increase (decrease)	(602,844)	$(10,024,980)	1,279,013	$15,270,866
Shares Outstanding:
Beginning of period	32,739,221		31,460,208
End of period	32,136,377		32,739,221

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	475,776	$8,259,757	495,524	$6,304,325
Shares redeemed	(630,622)	(11,346,214)	(311,944)	(4,087,561)
Redemption fee		2		—
Net increase (decrease)	(154,846)	$(3,086,455)	183,580	$2,216,764
Shares Outstanding:
Beginning of period	2,256,393		2,072,813
End of period	2,101,547		2,256,393
Total Net Increase (Decrease)		$(13,111,435)		$17,487,630

Equity Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	1,367,810	$18,874,012	557,583	$6,344,126
Shares issued to shareholders
in reinvestment of distributions	46,790	711,682	28,510	374,616
Shares redeemed	(422,222)	(5,841,007)	(359,031)	(3,870,807)
Redemption fee		144		101
Net increase	992,378	$13,744,831	227,062	$2,848,036
Shares Outstanding:
Beginning of period	3,776,180		3,549,118
End of period	4,768,558		3,776,180

Balanced Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	190,039	$2,590,842	148,180	$1,776,594
Shares issued to shareholders
in reinvestment of distributions	14,372	192,811	17,747	208,152
Shares redeemed	(76,967)	(1,028,530)	(72,194)	(819,737)
Net increase	127,444	$1,755,123	93,733	$1,165,009
Shares Outstanding:
Beginning of period	1,029,554		935,821
End of period	1,156,998		1,029,554

Fixed Income Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	1,586,241	$17,619,726	3,118,416	$33,549,434
Shares issued to shareholders
in reinvestment of distributions	498,201	5,506,025	439,421	4,692,146
Shares redeemed	(1,129,134)	(12,541,025)	(1,630,375)	(17,524,680)
Redemption fee		42		60
Net increase	955,308	$10,584,768	1,927,462	$20,716,960
Shares Outstanding:
Beginning of period	13,757,829		11,830,367
End of period	14,713,137		13,757,829

International Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	98,566	$770,716	189,201	$1,336,110
Shares issued to shareholders
in reinvestment of distributions	51,270	426,050	282,000	2,126,281
Shares redeemed	(1,560,562)	(12,003,105)	(755,220)	(4,470,892)
Net decrease	(1,410,726)	$(10,806,339)	(284,019)	$(1,008,501)
Shares Outstanding:
Beginning of period	5,756,108		6,040,127
End of period	4,345,382		5,756,108

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2010 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Small Cap Equity Fund	$—	$337,330,286	$—	$358,890,624
LKCM Equity Fund	—	22,550,194	—	12,215,777
LKCM Balanced Fund	—	3,712,221	105,103	1,709,445
LKCM Fixed Income Fund	1,001,250	41,741,131	1,000,000	29,591,962
LKCM International Fund	—	60,917,348	—	71,917,354

E.  Tax Information:  At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM	LKCM	LKCM
	Small Cap	Equity	Balanced	Fixed	International
	Equity Fund	Fund	Fund	Income Fund	Fund
Cost of Investments	$532,577,952	$56,407,078	$13,223,403	$151,103,062	$32,750,982
Gross Unrealized Appreciation	$206,616,744	$17,266,239	$3,432,563	$8,771,388	$4,697,294
Gross Unrealized Depreciation	(5,115,408)	(1,407,229)	(212,491)	(321,916)	(2,152,755)
Net Unrealized Appreciation	$201,501,336	$15,859,010	$3,220,072	$8,449,472	$2,544,539
Undistributed Ordinary Income	$—	$—	$—	$—	$793,644
Undistributed Long-Term Capital Gain	—	845,404	—	420,789	—
Total Distributable Earnings	$—	$845,404	$—	$420,789	$793,644
Other Accumulated Losses	$(71,739,544)	$—	$(475,164)	$—	$(38,779,567)
Total Accumulated Gains (Losses)	$129,761,792	$16,704,414	$2,744,908	$8,870,261	$(35,441,384)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2010, the accumulated capital loss carryforwards were as follows:

	LKCM	LKCM	LKCM
	Small Cap	Balanced	International
	Equity Fund	Fund	Fund
Expiring in 2016	$—	$2,359	$14,977,524
Expiring in 2017	71,739,544	472,805	22,376,424
Expiring in 2018	—	—	906,012
Total capital loss carryforwards	$71,739,544	$475,164	$38,259,960

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

During the year ended December 31, 2010, the LKCM Small Cap Equity Fund, LKCM Equity Fund and LKCM Balanced Fund utilized capital loss carryforwards of $55,534,275, $1,349,608 and $241,576, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act, if any, and the impact on the Funds’ financial statements is currently being assessed.

At December 31, 2010, the following Funds deferred, on a tax basis, post-October losses of:

LKCM
International
Fund
$526,729

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$—	$—
LKCM Equity Fund	358,806	365,976	380,347	—
LKCM Balanced Fund	194,657	—	210,329	—
LKCM Fixed Income Fund	5,783,428	560,595	5,392,064	5,087
LKCM International Fund	474,770	—	2,454,865	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2009 and 2010.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2007 through December 31, 2010. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM International Fund, five of the portfolios constituting the LKCM Funds (collectively the “Funds”), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the five portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 28, 2011

LKCM Funds
Additional Information
December 31, 2010

Tax Information: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2010 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Equity	100.00%
Balanced	80.21%
Fixed Income	0.66%
International	100.00%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Equity	100.00%
Balanced	72.53%
Fixed Income	0.66%

Additional Information Applicable to Foreign Shareholders Only: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

Equity	0.20%
Balanced	49.57%
Fixed Income	98.61%
International	0.67%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) during the year ended December 31, 2010.

Equity	0.00%
Balanced	0.00%
Fixed Income	1.64%
International	0.00%

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website(http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

Information about the Funds’ Trustees:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	Non-Executive Chairman
301 Commerce Street	the Board		Systems, LLC and CEO, Texas		of the Board of AZZ
Suite 1600	of Trustees		learning systems LLC since 1999;		Incorporated,
Fort Worth, TX 76102			Dean, M.J. Neeley School of		a manufacturing
Age: 68	Trustee	Since 1994	Business, Texas Christian University		company.
Business School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	Priests Pension Fund
301 Commerce Street			for NASDAQ Corp. and Vice		of the Catholic Diocese
Suite 1600			President, Merrill Lynch & Co., Inc.		of Fort Worth, Lay
Fort Worth, TX 76102					Workers Pension Fund
Age: 90					of the Catholic Diocese
of Fort Worth, St. Joseph
Health Care Trust, Catholic
Schools Trust and Catholic
Foundation of North Texas.

Richard J. Howell	Trustee	Since 2005	CPA, Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Age: 68	Compliance		Andersen LLP from 1974-2002.
Committee

Interested Trustee:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	Employee Retirement
301 Commerce Street	President and		Luther King Capital Management		Systems of Texas, 4K
Suite 1600	Chief Executive		Corporation since 1979.		Land & Cattle Company
Fort Worth, TX 76102	Officer				(ranching), Hunt Forest
Age: 70					Products (lumber),
Southwestern Exposition &
Livestock (livestock),
Southwest JLK
Corporation (management
company), Texas Christian
University, Texas
Southwestern Cattleraisers
Foundation (livestock) and
Tyler Technologies
(information management
company for government
agencies).

(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2) Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.	President and	Since	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	Chief Executive	1994	Corporation since 1979.
Suite 1600	Officer
Fort Worth, TX 76102
Age: 70

Paul W. Greenwell	Vice President	Since	Principal, Luther King Capital Management since 1986,
301 Commerce Street		1996	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Age: 60

Richard Lenart	Secretary and	Since	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer	2006
Suite 1600
Fort Worth, TX 76102
Age: 44

Steven R. Purvis	Vice President	Since	Principal, Luther King Capital Management since 2003,
301 Commerce Street		2000	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1996.
Fort Worth, TX 76102
Age: 45

Jacob D. Smith	Chief	Since	Chief Financial Officer since 2010, General Counsel and Chief
301 Commerce Street	Financial	2010	Compliance Officer, Luther King Capital Management since 2006,
Suite 1600	Officer		Enforcement Attorney, U.S. Securities and Exchange Commission
Fort Worth, TX 76102			from 2005 to 2006.
Age: 36	Chief	Since
	Compliance	2006
Officer

LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

• Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

• Information arising from your account experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Annual Report.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President

Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

Annual Report
December 31, 2010

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Funds:

						Five Year
					One Year	Average	Avg. Annual
			Net	Gross	Total Return	Annualized	Total Return
	Inception	NAV @	Expense	Expense	Ended	Return Ended	Since
Funds	Dates	12/31/10	Ratio*,**	Ratio**	12/31/10	12/31/10	Incept.***
LKCM Aquinas Value Fund	7/11/05	$12.68	1.50%	1.66%	17.25%	4.22%	4.33%
Russell 1000 Value Index(1)					15.51%	1.28%	1.80%
LKCM Aquinas Growth Fund	7/11/05	$16.61	1.50%	1.67%	16.56%	2.68%	2.92%
Russell 1000 Growth Index(2)					16.71%	3.75%	4.33%
LKCM Aquinas Small Cap Fund	7/11/05	$ 7.07	1.50%	3.69%	34.67%	4.36%	4.67%
Russell 2000 Index(3)					26.85%	4.47%	4.50%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*
Excludes acquired fund fees and expenses. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds to maintain designated expense ratios through April 30, 2011.  Investment performance reflects fee waivers, if any, in effect.  In the absence of such waivers, total return would be reduced.  Investment performance is based upon the net expense ratio.

**
Expense ratios above are as of December 31, 2009, the Funds’ prior fiscal year end, as reported in the Funds’ most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

***	On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.
(1)	The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Note:  These indices defined above are not available for direct investment.

Catholic Values Investing

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s (USCCB’s) Socially Responsible Investing Guidelines.  The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over a reasonable period of time.  We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing.  We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines.  If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company’s policies through proactive dialogue and other efforts.

Economic Review and Outlook

Government was a common thread throughout 2010, particularly the issue of public sector solvency.  In Europe, Greece and Ireland required the support of a European Union bailout fund.  The cost of issuing debt rose sharply not only for Greece and Ireland, but also for Portugal and Spain.  Domestically, states have resorted to dramatic measures to fill budget gaps.  The mismatch between revenue inflows and government outlays provides challenges at every level of government, including municipalities caught short of revenue due to falling property values.  We believe debt will continue to grow in importance in the national psyche as solutions are sought to mitigate deficit spending, and the federal deficit will likely be a hallmark issue of the 2012 Presidential race.

The Federal Reserve also found itself in the spotlight this year as some policymakers questioned the Fed’s need for independence, while others questioned the rationale of its dual mandate of price stability and maximum employment.  Similar to the first round of quantitative easing, the Fed heavily conditioned the market through a series of speeches by Fed officials, including one by Chairman Bernanke in August.  By the time the Fed formally announced the second round of quantitative easing, the treasury market had fully discounted the Fed’s announcement.  Treasuries immediately began to sell-off, particularly in the five-year portion of the treasury yield curve where the Fed was expected to be most active.

2

In recent history, the combination of monetary stimulus through Fed interest rate cuts and fiscal stimulus through lower taxes and deficit spending has been the financial prescription to broadly stimulate the economy.  While deficit spending and taxes will remain in the spotlight, it is monetary policy which is charting a new course.  As a result of the second advent of quantitative easing, the U.S. dollar declined slightly in the fourth quarter.  The Fed is essentially engineering lower interest rates at a time when many of the world’s central banks are raising rates, or at a minimum maintaining constant interest rates.

The European Union, and specifically the European Central Bank, faced significant challenges in 2010 as it maneuvered to hold the monetary union together through its first significant test as Greece, Portugal, Spain and Ireland struggled with the issuance of sovereign debt.  In response, the European Central Bank has been buying sovereign debt and providing liquidity for European banks.  We believe what is occurring in Europe is a similar refrain to what transpired in the U.S. mortgage market.  Just as the weaker subprime mortgages showed stress first, leading to a series of debt and liquidity problems for stronger institutions, the weaker European Union countries are creating a series of challenges.

The U.S. economy grew at an accelerating rate throughout 2010, with year-over-year real Gross Domestic Product (GDP) growth of 2.4% in the first quarter, 3.0% in the second quarter, 3.2% in the third quarter, and 5.7% in the fourth quarter.  Domestic inflation, as measured by the annual change in the Consumer Price Index, declined from a reading of 2.6% in January of 2010 to 1.5% in December of 2010.  While it is our view that inflation is not currently a front-burner issue, there is early evidence suggesting an inflationary environment could eventually take hold.  For example, the money supply, as measured by the three month moving average of M2, has been growing at a 7% annualized rate.  Despite the strong growth in money supply, the velocity of money, or the rate at which each dollar changes hands, continued to decline.  If the velocity of money reverses course due to stronger demand for credit by businesses and consumer confidence, we believe the environment would be ripe for inflation, given the growth in money supply and other indications such as the narrowing output gap.

Despite the relatively low Consumer Price Index readings, companies with significant commodity exposure have been exposed to input pricing pressure as emerging market demand remains robust for commodities.  The sharp rise in commodity prices in 2010 poses an interesting situation.  Over the past 30 years, each Fed easing cycle was accompanied by a decline in commodity prices.  The current easing cycle, however, is unfolding against a global demand for goods.  The impact of this global demand for raw materials and the general cyclical rebound in the U.S. economy were visible in the sector performance of the S&P 500 Index in 2010, with the Consumer Discretionary, Industrials, Materials and Energy sectors outperforming the S&P 500 Index.

Both the equity market and economy exited 2010 with a good deal of momentum.  On the economic front, we believe that the Fed remained extremely accommodative, Washington D.C. appeared committed to further stimulus, inflation appeared low, initial jobless claims data continued to broadly improve, and leading economic indicators improved.  We believe the equity market is similarly backed by solid corporate profit growth and reasonable valuations by historical standards, and that corporations will likely transition from capital preservation to capital deployment in the form of hiring, equipment purchases, higher dividends and share buybacks.

In our view, the key economic shift in 2011 should be the transition from the current economic recovery driven by significant stimulus and near-zero interest rates to a self-sustaining expansion.  In order for this transition to be successful, we believe real GDP must rebound sufficiently to validate expectations of a sustainable recovery, while not recovering at such a rate to cause the Fed to prematurely tighten monetary policy.  Central in the shift to sustainable economic growth is consumer spending, which is largely dependent on employment and consumer confidence.

Although the unemployment rate is likely to remain stubbornly high throughout 2011, directionally the employment picture will have to improve in order for real GDP to grow at the 3% pace that we believe is likely for 2011.  The dramatic reduction in labor costs during the recent recession helped to propel corporate profit margins back to near peak levels.  If labor costs rise with the rebound in employment, we believe it will have the effect of weighing on corporate profit margins; however, this should be outweighed in the broader GDP equation by sustained consumer spending.

During 2010, a key driver of the equity market was better than expected corporate earnings.  Corporate profit margins have rebounded significantly, resulting in approximately 28% growth in S&P 500 Index profits in 2010.  The financial sector generated approximately half of this growth, as many banks returned to profitability in 2010.  Therefore, we believe the 15.1% return of the S&P 500 Index for 2010 was essentially in-line with the 14% earnings growth that the S&P 500 Index experienced outside the financial sector, implying that there was almost no price-to-earnings multiple expansion in 2010.  In our view, the driver of market returns in 2011 is again likely to be corporate earnings growth with only modest price-to-earnings multiple expansion.

We believe global economic news is likely to contribute heavily to headlines again in 2011; in particular, China’s challenge of balancing an economy growing approximately 9.6% year-over-year with the inflationary pressures they are experiencing.  As noted earlier, the People’s Bank of China recently tightened interest rates in an attempt to reduce inflation.  China is one of several countries which openly criticized the Fed’s second round of quantitative easing which has the effect of importing inflation into China via a weaker dollar and higher commodity prices.  A significant economic policy mistake in China would likely produce a global shockwave and warrants close attention.

3

While historical market performance is no guarantee of future results, as we enter 2011, investors clearly have history on their side.  This year marks both the third year of an economic expansion and of a presidential cycle.  There have only been five such occurrences in the past 111 years of Dow Jones Industrial Average history.  The average return of the Dow Jones Industrial Average over these five time periods was approximately 20.6%, with the lowest return being zero in 1947, which also had the distinction of being the second year of a bear market which began in May of 1946.  The Presidential cycle alone is historically significant with the market rising approximately 81% of the time in the third year of a Presidential term over the past 111 years.

LKCM Aquinas Small Cap Fund

The LKCM Aquinas Small Cap Fund outperformed the Russell 2000 Index during the twelve months ended December 31, 2010.  Security selection within the Information Technology, Consumer Discretionary, Industrials and Energy sectors provided the most meaningful contribution to the Fund’s outperformance.  The Fund’s performance also benefited from its underweight position in the Financials sector and overweight position in the Energy sector.  Stock selection within the Financials and Materials sectors detracted from performance.  We continue to believe the Fund is positioned with a strong emphasis on high quality companies with internal growth prospects that should experience solid improvement from the anticipated economic expansion.  We believe investments in these types of companies can continue to add value for the Fund and its shareholders.

Total Return
Year Ended
December 31, 2010
LKCM Aquinas Small Cap Fund	34.67%
Russell 2000 Index	26.85%

LKCM Aquinas Growth Fund

The LKCM Aquinas Growth Fund performed in line with its benchmark, the Russell 1000 Growth Index, during the year ended December 31, 2010.  The Fund’s performance benefited from stock selection in the Information Technology, Consumer Discretionary and Energy sectors.  The Fund’s performance was also enhanced by an overweight allocation in the Industrials sector and an underweight allocation in the Healthcare sector.  Stock selection in the Consumer Staples sector pressured returns for the period.  We believe the Fund is well positioned in companies with good growth prospects for the anticipated continued worldwide economic recovery.

Total Return
Year Ended
December 31, 2010
LKCM Aquinas Growth Fund	16.56%
Russell 1000 Growth Index	16.71%

LKCM Aquinas Value Fund

The LKCM Aquinas Value Fund outperformed its benchmark, the Russell 1000 Value Index, during the year ended December 31, 2010.  The Fund’s performance benefited from overweight positions in the Consumer Discretionary and Energy sectors as well as underweight positions in the Consumer Staples and Healthcare sectors.  Stock selection in the Information Technology and Healthcare sectors also enhanced the Fund’s performance.  Stock selection in the Financials and Consumer Staples sectors detracted from the Fund’s performance.  The Fund’s performance during the year relative to the benchmark continued to provide us with confidence in our investment strategy for the Fund.

Total Return
Year Ended
December 31, 2010
LKCM Aquinas Value Fund	17.25%
Russell 1000 Value Index	15.51%

J. Luther King, Jr., CFA
February 4, 2011

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

4

Please refer to the Schedule of Investments found on pages 11-16 of the report for more information on Fund holdings.  Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk.  Principal loss is possible.  Past performance is not a guarantee of future results.  Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.  Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of U.S. industrial corporations listed on the New York Stock Exchange.  You cannot invest directly in an index.

Earnings growth is a key indicator for measuring a company’s success and can be a driving force behind stock price appreciation.  Put simply, earnings growth is the percentage gain in net income over time.

Earnings multiple:  The earnings multiple of a stock, also called the price/earnings (P/E) ratio, is the share price divided by the earnings per share.  The earnings multiple is often based on the prior twelve months of earnings data.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

5

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Aquinas Value Fund	17.25%	(0.79)%	4.22%	4.33%
Russell 1000 Value Index	15.51%	(4.42)%	1.28%	1.80%
Lipper Large-Cap Value Funds Index	13.02%	(3.82)%	1.52%	2.42%
(1)
The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS VALUE FUND
(for the period from July 11, 2005 through December 31, 2010)

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc.

6

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Aquinas Growth Fund	16.56%	0.48%	2.68%	2.92%
Russell 1000 Growth Index	16.71%	(0.47)%	3.75%	4.33%
Lipper Large-Cap Growth Funds Index	15.13%	(2.23)%	2.38%	3.79%
(1)
The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS GROWTH FUND
(for the period from July 11, 2005 through December 31, 2010)

The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an index of large cap growth mutual funds tracked by Lipper, Inc.

7

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2010 compared to the Fund’s representative market indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception(1)
LKCM Aquinas Small Cap Fund	34.67%	3.04%	4.36%	4.67%
Russell 2000 Index	26.85%	2.22%	4.47%	4.50%
Lipper Small-Cap Core Funds Index	25.71%	2.88%	4.76%	5.76%
(1)
The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS SMALL CAP FUND
(for the period from July 11, 2005 through December 31, 2010)

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc.

8

LKCM Aquinas Funds Expense Example — December 31, 2010

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10-12/31/10).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth and Aquinas Small Cap Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,262.30	$8.55
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Aquinas Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,270.80	$8.59
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

9

	LKCM Aquinas Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 – 12/31/10
Actual	$1,000.00	$1,362.20	$8.93
Hypothetical (5% return before expense)	$1,000.00	$1,017.64	$7.63

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Funds — December 31, 2010

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Value Fund	LKCM Aquinas Growth Fund

LKCM Aquinas Small Cap Fund

10

LKCM Aquinas Value Fund
Schedule of Investments
December 31, 2010
COMMON STOCKS - 98.3%	Shares	Value
Aerospace & Defense - 1.7%
Honeywell International Inc.	12,000	$637,920

Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	8,500	681,615

Auto Components - 2.4%
LKQ Corporation (a)	40,000	908,800

Beverages - 2.6%
The Coca-Cola Company	10,000	657,700
PepsiCo, Inc.	5,000	326,650
		984,350
Building Products - 0.9%
Masco Corporation	27,500	348,150

Capital Markets - 2.6%
Lazard Ltd. - Class A (b)	25,000	987,250

Chemicals - 4.5%
FMC Corporation	10,000	798,900
Monsanto Company	9,000	626,760
Praxair, Inc.	3,000	286,410
		1,712,070
Commercial Banks - 5.2%
BOK Financial Corporation	20,000	1,068,000
Wells Fargo & Company	30,000	929,700
		1,997,700
Commercial Services & Supplies - 3.8%
Waste Management, Inc.	20,000	737,400
Western Union Company	40,000	742,800
		1,480,200
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	25,000	505,750

Computers & Peripherals - 5.1%
Brocade Communications Systems, Inc. (a)	85,000	449,650
EMC Corporation (a)	40,000	916,000
International Business Machines Corporation	4,020	589,975
		1,955,625
Diversified Financial Services - 2.2%
JPMorgan Chase & Co.	20,000	848,400

Diversified Telecommunication Services - 3.1%
AT&T Inc.	25,000	734,500
Verizon Communications Inc.	12,500	447,250
		1,181,750
Electrical Equipment - 3.3%
Emerson Electric Co.	8,000	457,360
Roper Industries, Inc.	10,400	794,872
		1,252,232
Electronic Equipment & Instruments - 1.7%
National Instruments Corporation	17,500	658,700

Energy Equipment & Services - 5.8%
Nabors Industries Ltd. (a) (b)	6,800	159,528
National Oilwell Varco Inc.	15,000	1,008,750
Noble Corporation (b)	10,000	357,700
Schlumberger Limited (b)	8,400	701,400
		2,227,378
Food & Staples Retailing - 3.0%
CVS Caremark Corporation	15,000	521,550
The Kroger Co.	27,500	614,900
		1,136,450
Health Care Equipment & Supplies - 4.5%
Covidien plc (b)	12,500	570,750
DENTSPLY International Inc.	17,500	597,975
Thermo Fisher Scientific, Inc. (a)	10,000	553,600
		1,722,325
Insurance - 2.3%
HCC Insurance Holdings, Inc.	30,000	868,200

Internet Software & Services - 1.6%
Expedia, Inc.	25,000	627,250

IT Services - 1.3%
Accenture plc - Class A (b)	10,000	484,900

Life Sciences Tools & Services - 1.8%
PerkinElmer, Inc.	27,500	710,050

Machinery - 1.8%
Danaher Corporation	15,000	707,550

Media - 1.9%
Cinemark Holdings, Inc.	42,500	732,700

Metals & Mining - 2.1%
Peabody Energy Corporation	12,500	799,750

Multiline Retail - 1.5%
Kohl’s Corporation (a)	11,000	597,740

Multi-Utilities & Unregulated Power - 1.3%
Duke Energy Corporation	29,000	516,490

Oil & Gas Exploration &
Production Companies - 10.0%
Cabot Oil & Gas Corporation	10,000	378,500
ConocoPhillips	6,000	408,600
Denbury Resources Inc. (a)	35,000	668,150
EXCO Resources, Inc.	37,500	728,250
Exxon Mobil Corporation	4,000	292,480
SM Energy Company	12,500	736,625
The Williams Companies, Inc.	25,000	618,000
		3,830,605
Personal Products - 2.3%
Avon Products, Inc.	30,000	871,800

Professional Services - 2.6%
Robert Half International, Inc.	32,500	994,500

The accompanying notes are an integral part of these financial statements.

11

LKCM Aquinas Value Fund
Schedule of Investments, Continued
December 31, 2010

COMMON STOCKS	Shares	Value
Software - 5.9%
Adobe Systems Incorporated (a)	22,500	$692,550
Nuance Communications, Inc. (a)	40,000	727,200
Oracle Corporation	27,500	860,750
		2,280,500
Specialty Retail - 6.4%
Foot Locker, Inc.	52,500	1,030,050
The Home Depot, Inc.	12,800	448,768
PetSmart, Inc.	10,000	398,200
RadioShack Corporation	32,500	600,925
		2,477,943
TOTAL COMMON STOCKS
(Cost $29,502,156)		37,726,643

SHORT-TERM INVESTMENTS - 1.8%
Money Market Funds (c) - 1.8%
Federated Government Obligations
Fund - Institutional Shares, 0.02%	683,333	683,333

TOTAL SHORT-TERM INVESTMENTS
(Cost $683,333)		683,333

Total Investments - 100.1%
(Cost $30,185,489)		38,409,976
Liabilities in Excess of Other Assets - (0.1)%		(56,369)
TOTAL NET ASSETS - 100.0%		$38,353,607

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

12

LKCM Aquinas Growth Fund
Schedule of Investments
December 31, 2010

COMMON STOCKS - 94.0%	Shares	Value
Aerospace & Defense - 3.3%
The Boeing Company	7,000	$456,820
Rockwell Collins, Inc.	10,000	582,600
		1,039,420
Air Freight & Logistics - 3.9%
C.H. Robinson Worldwide, Inc.	7,000	561,330
FedEx Corp.	7,000	651,070
		1,212,400
Beverages - 2.1%
The Coca-Cola Company	10,000	657,700

Biotechnology - 1.5%
Celgene Corporation (a)	8,000	473,120

Chemicals - 4.4%
FMC Corporation	10,000	798,900
Monsanto Company	8,000	557,120
		1,356,020
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	20,000	404,600

Computers & Peripherals - 8.9%
Apple Inc. (a)	2,500	806,400
EMC Corporation (a)	30,000	687,000
International Business Machines Corporation	5,000	733,800
NetApp, Inc. (a)	10,000	549,600
		2,776,800
Construction & Engineering - 2.2%
Foster Wheeler AG (a) (b)	20,000	690,400

Consumer Finance - 1.4%
American Express Company	10,000	429,200

Diversified Financial Services - 1.1%
Visa Inc. - Class A	5,000	351,900

Electrical Equipment - 2.8%
Emerson Electric Co.	15,000	857,550

Electronic Equipment & Instruments - 2.9%
National Instruments Corporation	12,000	451,680
Trimble Navigation Limited (a)	11,000	439,230
		890,910

Energy Equipment & Services - 1.7%
National Oilwell Varco, Inc.	8,000	538,000

Food & Staples Retailing - 2.3%
Costco Wholesale Corporation	10,000	722,100

Health Care Equipment & Supplies - 3.7%
Covidien plc (b)	13,000	593,580
Thermo Fisher Scientific, Inc. (a)	10,000	553,600
		1,147,180

Health Care Providers & Services - 1.4%
Express Scripts, Inc. (a)	8,000	432,400

Hotels, Restaurants & Leisure - 2.2%
Carnival Corporation (b)	15,000	691,650

Household Products - 3.6%
Colgate-Palmolive Company	6,000	482,220
The Procter & Gamble Company	10,000	643,300
		1,125,520
Insurance - 2.3%
Prudential Financial, Inc.	12,000	704,520

Internet Software & Services - 9.5%
Akamai Technologies, Inc. (a)	10,000	470,500
Amazon.com, Inc. (a)	4,000	720,000
Expedia, Inc.	30,000	752,700
Google Inc. - Class A (a)	1,000	593,970
Yahoo! Inc. (a)	25,000	415,750
		2,952,920
Life Sciences Tools & Services - 1.7%
PerkinElmer, Inc.	20,000	516,400

Machinery - 2.4%
Danaher Corporation	16,000	754,720

Metals & Mining - 1.6%
Reliance Steel & Aluminum Co.	10,000	511,000

Oil & Gas Exploration & Production
Companies - 7.6%
Brigham Exploration Company (a)	30,000	817,200
Cabot Oil & Gas Corporation	13,000	492,050
Range Resources Corporation	10,000	449,800
SM Energy Company	10,000	589,300
		2,348,350
Personal Products - 1.1%
Avon Products, Inc.	12,000	348,720

Semiconductor & Semiconductor
Equipment - 1.4%
Intel Corporation	20,000	420,600

Software - 8.0%
Adobe Systems Incorporated (a)	15,000	461,700
Citrix Systems, Inc. (a)	7,000	478,870
Nuance Communications, Inc. (a)	18,000	327,240
Oracle Corporation	20,000	626,000
TIBCO Software Inc. (a)	30,000	591,300
		2,485,110

Specialty Retail - 7.7%
Dick’s Sporting Goods, Inc. (a)	13,000	487,500
Guess?, Inc.	10,000	473,200
Tractor Supply Company	15,000	727,350
Williams-Sonoma, Inc.	20,000	713,800
		2,401,850
TOTAL COMMON STOCKS
(Cost $21,310,301)		29,241,060

The accompanying notes are an integral part of these financial statements.

13

LKCM Aquinas Growth Fund
Schedule of Investments, Continued
December 31, 2010

SHORT-TERM INVESTMENTS - 6.3%	Shares	Value
Money Market Funds (c) - 6.3%
The AIM STIT - Treasury Portfolio -
Institutional Shares, 0.04%	140,109	$140,109
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	907,336	907,336
Federated Government Obligations
Fund - Institutional Shares, 0.02%	917,752	917,752

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,965,197)		1,965,197

Total Investments - 100.3%
(Cost $23,275,498)		31,206,257
Liabilities in Excess of Other Assets - (0.3)%		(107,165)
TOTAL NET ASSETS - 100.0%		$31,099,092

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

14

LKCM Aquinas Small Cap Fund
Schedule of Investments
December 31, 2010

COMMON STOCKS - 93.3%	Shares	Value
Aerospace & Defense - 1.4%
Hexcel Corporation (a)	4,950	$89,546

Air Freight & Logistics - 2.4%
Forward Air Corporation	2,200	62,436
UTI Worldwide, Inc. (b)	4,500	95,400
		157,836
Auto Components - 1.7%
LKQ Corporation (a)	2,700	61,344
Westport Innovations Inc. (a) (b)	2,750	50,930
		112,274
Capital Markets - 1.1%
Raymond James Financial, Inc.	2,150	70,305

Chemicals - 1.6%
Calgon Carbon Corporation (a)	2,400	36,288
Cytec Industries Inc.	1,300	68,978
		105,266
Commercial Banks - 5.4%
First Horizon National Corporation	4,543	53,515
Glacier Bancorp, Inc.	2,850	43,063
Home Bancshares Inc.	2,350	51,771
Prosperity Bancshares, Inc.	2,000	78,560
Texas Capital Bancshares, Inc. (a)	3,500	74,445
Umpqua Holdings Corporation	4,150	50,547
		351,901
Commercial Services & Supplies - 2.8%
Administaff, Inc.	3,400	99,620
Interface, Inc. - Class A	5,150	80,597
		180,217
Communications Equipment - 0.7%
Arris Group Inc. (a)	4,200	47,124

Computers & Peripherals - 3.7%
Brocade Communications Systems, Inc. (a)	14,800	78,292
Compellent Technologies, Inc. (a)	3,450	95,185
SMART Technologies Inc. - Class A (a) (b)	6,950	65,608
		239,085
Consumer Finance - 2.4%
Cash America International, Inc.	1,850	68,320
First Cash Financial Services, Inc. (a)	2,750	85,223
		153,543
Containers & Packaging - 0.9%
Silgan Holdings Inc.	1,700	60,877

Distributors - 1.7%
WESCO International, Inc. (a)	2,100	110,880

Diversified Consumer Services - 2.0%
American Public Education Inc. (a)	2,200	81,928
Capella Education Company (a)	750	49,935
		131,863
Diversified Manufacturing - 0.9%
Raven Industries, Inc.	1,200	57,228

Electrical Equipment - 1.2%
Belden Inc.	2,050	75,481

Electronic Equipment & Instruments - 3.4%
National Instruments Corporation	2,300	86,572
Rofin-Sinar Technologies, Inc. (a)	1,850	65,564
Trimble Navigation Limited (a)	1,700	67,881
		220,017
Energy Equipment & Services - 3.5%
CARBO Ceramics Inc.	800	82,832
Core Laboratories N.V. (b)	700	62,335
Dril-Quip, Inc. (a)	1,050	81,606
		226,773
Food & Staples Retailing - 1.3%
Ruddick Corporation	1,850	68,154
SunOpta Inc. (a) (b)	1,950	15,249
		83,403
Health Care Equipment & Supplies - 1.0%
Zoll Medical Corporation (a)	1,800	67,014

Health Care Providers & Services - 5.5%
HMS Holdings Corporation (a)	1,200	77,724
MWI Veterinary Supply, Inc. (a)	1,850	116,827
PAREXEL International Corporation (a)	4,150	88,105
PSS World Medical, Inc. (a)	3,400	76,840
		359,496
Hotels, Restaurants & Leisure - 2.4%
BJ’s Restaurants, Inc. (a)	1,400	49,602
Buffalo Wild Wings Inc. (a)	900	39,465
LIFE TIME FITNESS, Inc. (a)	1,650	67,633
		156,700
Household Durables - 1.0%
Tempur-Pedic International Inc. (a)	1,600	64,096

Insurance - 0.5%
AmTrust Financial Services, Inc.	1,950	34,125

Internet Software & Services - 2.0%
Digital River, Inc. (a)	1,700	58,514
LogMeIn, Inc. (a)	1,600	70,944
		129,458
Investment Bank & Brokerage - 1.1%
Evercore Partners, Inc. - Class A	2,100	71,400

Leisure Equipment & Products - 2.0%
Brunswick Corporation	4,100	76,834
RC2 Corporation (a)	2,400	52,248
		129,082
Life Sciences Tools & Services - 0.5%
Dionex Corporation (a)	250	29,503

The accompanying notes are an integral part of these financial statements.

15

LKCM Aquinas Small Cap Fund
Schedule of Investments, Continued
December 31, 2010

COMMON STOCKS	Shares	Value
Machinery - 6.8%
Actuant Corporation - Class A	2,700	$71,874
Astec Industries, Inc. (a)	2,300	74,543
CIRCOR International, Inc.	1,800	76,104
CLARCOR Inc.	1,750	75,057
EnPro Industries, Inc. (a)	1,650	68,574
The Middleby Corporation (a)	900	75,978
		442,130
Marine - 0.9%
Kirby Corporation (a)	1,350	59,468

Media - 2.7%
Cinemark Holdings, Inc.	2,900	49,996
Live Nation Inc. (a)	5,500	62,810
National CineMedia, Inc.	3,300	65,703
		178,509
Metals & Mining - 2.5%
Carpenter Technology Corporation	2,400	96,576
Haynes International, Inc.	1,550	64,837
		161,413
Oil & Gas Drilling - 1.0%
Atwood Oceanics, Inc. (a)	1,700	63,529

Oil & Gas Exploration & Production
Companies - 6.8%
Approach Resources Inc. (a)	2,700	62,370
Brigham Exploration Company (a)	3,500	95,340
Oasis Petroleum Inc. (a)	3,300	89,496
Rosetta Resources, Inc. (a)	3,000	112,920
SM Energy Company	1,400	82,502
		442,628
Pharmaceuticals - 0.8%
Endo Pharmaceuticals Holdings Inc. (a)	1,450	51,780

Semiconductor & Semiconductor
Equipment - 1.1%
Emulex Corporation (a)	6,100	71,126

Software - 6.7%
ANSYS, Inc. (a)	1,150	59,880
Aspen Technology, Inc. (a)	5,250	66,675
MedAssets Inc. (a)	4,200	84,798
MicroStrategy Incorporated - Class A (a)	800	68,376
Pegasystems Inc.	2,100	76,923
TIBCO Software Inc. (a)	4,100	80,811
		437,463
Specialty Retail - 7.7%
DSW Inc. - Class A (a)	2,404	93,996
Group 1 Automotive, Inc.	1,300	54,288
Hibbett Sports Inc. (a)	2,700	99,630
Jo-Ann Stores, Inc. (a)	1,050	63,231
Monro Muffler Brake, Inc.	1,700	58,803
Tractor Supply Company	1,500	72,735
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,700	57,800
		500,483
Textiles, Apparel & Luxury Goods - 2.2%
Crocs, Inc. (a)	4,950	84,744
The Warnaco Group, Inc. (a)	1,100	60,577
		145,321
TOTAL COMMON STOCKS
(Cost $4,486,343)		6,068,343

SHORT-TERM INVESTMENTS - 8.4%
Money Market Funds (c) - 8.4%
The AIM STIT - Treasury Portfolio
Institutional Shares, 0.04%	162,920	162,920
Dreyfus Government Cash Management
Fund - Institutional Shares, 0.01%	192,468	192,468
Federated Government Obligations Fund -
Institutional Shares, 0.02%	194,180	194,180

TOTAL SHORT-TERM INVESTMENTS
(Cost $549,568)		549,568

Total Investments - 101.7%
(Cost $5,035,911)		6,617,911
Liabilities in Excess of Other Assets - (1.7)%		(113,130)
TOTAL NET ASSETS - 100.0%		$6,504,781

(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities
December 31, 2010

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Assets:
Investments, at value*	$38,409,976	$31,206,257	$6,617,911
Cash	41,325	—	—
Dividends and interest receivable	13,425	3,643	1,131
Receivable from Adviser	—	—	8,180
Receivable for fund shares sold	61,423	56,133	20,663
Other assets	15,071	12,340	10,409
Total assets	38,541,220	31,278,373	6,658,294

Liabilities:
Payable for investments purchased	—	—	126,732
Payable for investment advisory fees	82,329	61,001	—
Payable for fund shares redeemed	1,385	7,741	2,900
Distribution expense payable	76,512	83,228	5,719
Accrued expenses and other liabilities	27,387	27,311	18,162
Total liabilities	187,613	179,281	153,513
Net assets	$38,353,607	$31,099,092	$6,504,781

Net assets consist of:
Paid in capital	$30,989,738	$23,506,716	$5,334,229
Undistributed net investment income	11,691	—	—
Accumulated net realized loss on securities	(872,309)	(338,383)	(411,448)
Net unrealized appreciation on investments	8,224,487	7,930,759	1,582,000
Net assets	$38,353,607	$31,099,092	$6,504,781

Net assets	$38,353,607	$31,099,092	$6,504,781
Shares of beneficial interest outstanding
(unlimited shares of no par value authorized)	3,024,375	1,872,419	920,571
Net asset value per share
(offering and redemption price)	$12.68	$16.61	$7.07

* Cost of Investments	$30,185,489	$23,275,498	$5,035,911

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations
For the year ended December 31, 2010

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Investment Income:
Dividends *	$531,968	$292,119	$29,858
Interest	262	534	101
Total income	532,230	292,653	29,959

Expenses:
Investment advisory fees	316,402	267,354	53,351
Distribution expense (Note B)	87,890	74,265	13,337
Accounting and transfer agent fees and expenses	59,243	60,539	40,779
Administrative fees	30,903	28,195	21,805
Federal and state registration	23,310	22,852	21,160
Professional fees	11,770	10,689	4,871
Reports to shareholders	6,236	6,550	1,110
Custody fees and expenses	4,343	3,945	15,514
Trustees’ fees	4,061	4,000	630
Other	7,211	6,501	1,225
Total expenses	551,369	484,890	173,782
Less, expense waiver and/or reimbursement (Note B)	(24,032)	(39,300)	(93,756)
Net expenses	527,337	445,590	80,026
Net investment income (loss)	4,893	(152,937)	(50,067)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,400,892	3,577,347	736,556
Net change in unrealized appreciation/depreciation on investments	3,607,759	1,283,366	916,908
Net Realized and Unrealized Gain on Investments	6,008,651	4,860,713	1,653,464

Net Increase in Net Assets Resulting from Operations	$6,013,544	$4,707,776	$1,603,397
* Net of foreign taxes withheld	$—	$—	$121
The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	LKCM Aquinas		LKCM Aquinas
	Value Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Operations:
Net investment income (loss)	$4,893	$55,518	$(152,937)	$(87,271)
Net realized gain (loss) on investments	2,400,892	(2,432,411)	3,577,347	(1,717,058)
Net change in unrealized
appreciation/depreciation on investments	3,607,759	11,058,393	1,283,366	9,662,551
Net increase in net assets
resulting from operations	6,013,544	8,681,500	4,707,776	7,858,222

Dividends and Distributions to Shareholders:
Net investment income	(18,215)	(50,327)	—	—

Net increase (decrease) in net assets from
Fund share transactions (Note C)	(4,178,206)	2,721,347	(7,679,841)	(730,914)

Total increase (decrease) in net assets	1,817,123	11,352,520	(2,972,065)	7,127,308

Net Assets:
Beginning of period	36,536,484	25,183,964	34,071,157	26,943,849
End of period *	$38,353,607	$36,536,484	$31,099,092	$34,071,157
* Including undistributed net investment income of	$11,691	$10,150	$—	$—

	LKCM Aquinas
	Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Operations:
Net investment loss	$(50,067)	$(34,176)
Net realized gain (loss) on investments	736,556	(448,448)
Net change in unrealized
appreciation/depreciation on investments	916,908	1,627,698
Net increase in net assets
resulting from operations	1,603,397	1,145,074

Net increase (decrease) in net assets
from Fund share transactions (Note C)	(363,310)	716,457

Total increase in net assets	1,240,087	1,861,531

Net Assets:
Beginning of period	5,264,694	3,403,163
End of period*	$6,504,781	$5,264,694
* Including undistributed net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Value Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006
Net Asset Value - Beginning of Period	$10.82	$8.15	$13.07	$13.71	$12.24
Net investment income	0.00 (1)	0.02	0.04	0.10	0.07
Net realized and unrealized gain (loss) on investments	1.87	2.67	(4.92)	1.01	1.95
Total from investment operations	1.87	2.69	(4.88)	1.11	2.02
Dividends from net investment income	(0.01)	(0.02)	(0.04)	(0.10)	(0.11)
Distributions from net realized gains	—	—	—	(1.65)	(0.44)
Total dividends and distributions	(0.01)	(0.02)	(0.04)	(1.75)	(0.55)
Net Asset Value - End of Period	$12.68	$10.82	$8.15	$13.07	$13.71
Total Return	17.25%	32.94%	(37.34)%	8.05%	16.51%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$38,354	$36,536	$25,184	$37,436	$39,826
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.57%	1.65%	1.58%	1.49%	1.49%
After expense waiver and/or reimbursement	1.50%	1.50%	1.50%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.06)%	0.04%	0.28%	0.65%	0.44%
After expense waiver and/or reimbursement	0.01%	0.19%	0.36%	0.65%	0.44%
Portfolio turnover rate	31%	29%	70%	62%	47%

(1)	Amount is less than $0.005.

	LKCM Aquinas Growth Fund
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2010		2009		2008		2007	2006
Net Asset Value - Beginning of Period	$14.25		$10.96		$16.38		$15.45	$15.61
Net investment income (loss)	(0.08	)(1)	(0.04	)(1)	(0.05	)(1)	0.01	(0.06	)(1)
Net realized and unrealized gain (loss) on investments	2.44		3.33		(5.37)		1.97	0.03
Total from investment operations	2.36		3.29		(5.42)		1.98	(0.03)
Dividends from net investment income	—		—		(0.00	)(2)	(0.01)	—
Distributions from net realized gains	—		—		—		(1.04)	(0.13)
Total dividends and distributions	—		—		(0.00	)(2)	(1.05)	(0.13)
Net Asset Value - End of Period	$16.61		$14.25		$10.96		$16.38	$15.45
Total Return	16.56%		30.02%		(33.07)%		12.75%	(0.22)%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$31,099		$34,071		$26,944		$42,073	$58,997
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.63%		1.66%		1.56%		1.47%	1.46%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.47%	1.46%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.65)%		(0.46)%		(0.40)%		0.06%	(0.36)%
After expense waiver and/or reimbursement	(0.52)%		(0.30)%		(0.34)%		0.06%	(0.36)%
Portfolio turnover rate	46%		47%		67%		40%	73%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights
Selected Data for Each Share of Capital Stock Outstanding

	LKCM Aquinas Small Cap Fund
	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2010		2009		2008		2007		2006
Net Asset Value - Beginning of Period	$5.25		$4.03		$6.47		$6.58		$5.82
Net investment loss	(0.05	)(1)	(0.04	)(2)	(0.04	)(2)	(0.03	)(1)	(0.04	)(1)
Net realized and unrealized gain (loss) on investments	1.87		1.26		(2.40)		0.04		0.80
Total from investment operations	1.82		1.22		(2.44)		0.01		0.76
Distributions from net realized gains	—		—		(0.00	)(3)	(0.12)		—
Net Asset Value - End of Period	$7.07		$5.25		$4.03		$6.47		$6.58
Total Return	34.67%		30.27%		(37.64)%		0.08%		13.06%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$6,505		$5,265		$3,403		$10,790		$10,957
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	3.26%		3.68%		2.91%		2.18%		2.32%
After expense waiver and/or reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(2.70)%		(3.03)%		(2.11)%		(1.18)%		(1.53)%
After expense waiver and/or reimbursement	(0.94)%		(0.85)%		(0.70)%		(0.50)%		(0.71)%
Portfolio turnover rate	84%		66%		91%		66%		91%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

21

LKCM Funds
Notes to the Financial Statements

A.  Organization and Significant Accounting Policies: LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of eight diversified series of shares, three of which are the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds (collectively, the “Funds”) and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Value Fund seeks to achieve its investment objective by investing in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes to be undervalued relative to a company’s earnings.  The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Growth Fund seeks to achieve its investment objective by investing in equity securities of companies that the Adviser believes generally have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, underleveraged balance sheets and potential for above-average capital appreciation.  The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.  The LKCM Aquinas Small Cap Fund seeks to achieve its investment objective by investing in equity securities of smaller companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”). Each Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and potentially excluding from the Fund’s portfolios the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issues contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1.  Security Valuation:  Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which approximates fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Funds’ financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

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Level 1 -	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2010:

LKCM Aquinas Value Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$37,726,643	$—	$—	$37,726,643
Money Market Funds	683,333	—	—	683,333
Total Investments*	$38,409,976	$—	$—	$38,409,976

LKCM Aquinas Growth Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$29,241,060	$—	$—	$29,241,060
Money Market Funds	1,965,197	—	—	1,965,197
Total Investments*	$31,206,257	$—	$—	$31,206,257

LKCM Aquinas Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$6,068,343	$—	$—	$6,068,343
Money Market Funds	549,568	—	—	549,568
Total Investments*	$6,617,911	$—	$—	$6,617,911

*  Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). There were no significant transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the previous annual report.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The standard does not have any impact on the Funds’ financial disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities during the year ended December 31, 2010.

In preparing these financial statements, the Trust has evaluated events after December 31, 2010 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

2.  Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.  Distributions to Shareholders: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis.

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4.  Foreign Securities:  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.  Expense Allocation:  Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.  Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.  Other:  Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes.

Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2010, reclassifications were recorded as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Undistributed net investment income	$14,863	$152,937	$50,067
Accumulated gain	—	(2,118)	(513)
Paid in capital	(14,863)	(150,819)	(49,554)

9.  Restricted and Illiquid Securities:  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.  Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the “Adviser”), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds through April 30, 2011 in order to limit each Fund’s operating expenses to the annual cap rates identified below. For the year ended December 31, 2010, the Adviser reimbursed the following expenses:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Annual Advisory Rate	0.90%	0.90%	1.00%
Annual Cap on Expenses	1.50%	1.50%	1.50%
Expenses Reimbursed in 2010	$24,032	$39,300	$93,756

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of the average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2010, fees accrued by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $87,890, $74,265 and $13,337, respectively.

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C.  Fund Shares: At December 31, 2010, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Aquinas Value Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	766,470	$8,583,299	661,469	$5,960,330
Shares issued to shareholders
in reinvestment of distributions	1,184	15,033	4,414	48,199
Shares redeemed	(1,120,562)	(12,776,756)	(377,448)	(3,287,285)
Redemption fee		218		103
Net increase (decrease)	(352,908)	$(4,178,206)	288,435	$2,721,347
Shares Outstanding:
Beginning of period	3,377,283		3,088,848
End of period	3,024,375		3,377,283

LKCM Aquinas Growth Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	223,140	$3,260,822	309,570	$3,787,992
Shares redeemed	(741,027)	(10,940,760)	(377,902)	(4,518,948)
Redemption fee		97		42
Net decrease	(517,887)	$(7,679,841)	(68,332)	$(730,914)
Shares Outstanding:
Beginning of period	2,390,306		2,458,638
End of period	1,872,419		2,390,306

LKCM Aquinas Small Cap Fund
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	419,940	$2,518,238	237,925	$1,047,685
Shares redeemed	(501,793)	(2,881,559)	(79,957)	(331,250)
Redemption fee		11		22
Net increase (decrease)	(81,853)	$(363,310)	157,968	$716,457
Shares Outstanding:
Beginning of period	1,002,424		844,456
End of period	920,571		1,002,424

From time to time, the Funds may have a concentration of shares held by controlling persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of December 31, 2010, one foundation may be deemed to be a controlling person in the Aquinas Value Fund.

D.  Security Transactions:  Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2010 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
LKCM Aquinas Value Fund	$—	$10,633,631	$—	$13,882,488
LKCM Aquinas Growth Fund	—	13,155,709	—	22,284,631
LKCM Aquinas Small Cap Fund	—	4,255,665	—	4,834,850

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E.  Tax Information:  At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Cost of Investments	$30,173,798	$23,275,498	$5,053,552
Gross Unrealized Appreciation	$8,697,748	$8,028,195	$1,617,496
Gross Unrealized Depreciation	(461,570)	(97,436)	(53,137)
Net Unrealized Appreciation	$8,236,178	$7,930,759	$1,564,359
Undistributed Ordinary Income	$—	$—	$—
Undistributed Long-Term Capital Gain	—	—	—
Total Distributable Earnings	$—	$—	$—
Other Accumulated Losses	$(872,309)	$(338,383)	$(393,807)
Total Accumulated Gains	$7,363,869	$7,592,376	$1,170,552

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At December 31, 2010 the accumulated capital loss carryforwards were as follows:

	LKCM	LKCM	LKCM
	Aquinas	Aquinas	Aquinas Small
	Value Fund	Growth Fund	Cap Fund
Expiring in 2017	$872,309	$338,383	$393,807

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.  During the year ended December 31, 2010, the LKCM Aquinas Value, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund utilized capital loss carryforwards of $1,857,731, $3,577,347 and $674,032, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act, if any, and the impact on the Funds’ financial statements is currently being assessed.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
LKCM Aquinas Value Fund	$18,215	—	$50,327	—
LKCM Aquinas Growth Fund	—	—	—	—
LKCM Aquinas Small Cap Fund	—	—	—	—

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2007 through December 31, 2010. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expenses” and penalties in “other expenses” on the statement of operations.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Small Cap Fund, three of the portfolios constituting the LKCM Funds (collectively, the “Funds”), as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the three portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 28, 2011

27

LKCM Funds
Additional Information
December 31, 2010

Tax Information: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2010 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Value	100.00%

The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Value	100.00%

Additional Information Applicable to Foreign Shareholders Only: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)( C ).

Value	0.52%

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) during the year ended December 31, 2010.

Availability of Proxy Voting Information:  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov. The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Funds’ are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

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Information about the Funds’ Trustees:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length		Fund Complex	Other
Name, Address	Held with	of Time	Principal Occupation	Overseen	Directorships
and Age	the Trust	Served(1)	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
H. Kirk Downey	Chairman of	Since 2005	President and CEO, Texas	8	Non-Executive Chairman
301 Commerce Street	the Board		Systems, LLC and CEO, Texas		of the Board of AZZ
Suite 1600	of Trustees		learning systems LLC since 1999;		Incorporated,
Fort Worth, TX 76102			Dean, M.J. Neeley School of		a manufacturing
Age: 68	Trustee	Since 1994	Business, Texas Christian University		company.
Business School from 1987 to 1999.

Earle A. Shields, Jr.	Trustee	Since 1994	Consultant; formerly Consultant	8	Priests Pension Fund
301 Commerce Street			for NASDAQ Corp. and Vice		of the Catholic Diocese
Suite 1600			President, Merrill Lynch & Co., Inc.		of Fort Worth, Lay
Fort Worth, TX 76102					Workers Pension Fund
Age: 90					of the Catholic Diocese
of Fort Worth, St. Joseph
Health Care Trust, Catholic
Schools Trust and Catholic
Foundation of North Texas.

Richard J. Howell	Trustee	Since 2005	CPA, Adjunct Faculty at SMU	8	Red Robin Gourmet
301 Commerce Street			Cox School of Business from		Burgers, Inc.
Suite 1600	Chairman of	Since 2008	2004 to 2009; Consulting Services,
Fort Worth, TX 76102	the Audit and		since 2002; Audit Partner, Arthur
Age: 68	Compliance		Andersen LLP from 1974-2002.
Committee

Interested Trustee:
J. Luther King, Jr.(2)	Trustee,	Since 1994	Chairman, President and Director,	8	Employee Retirement
301 Commerce Street	President and		Luther King Capital Management		Systems of Texas, 4K
Suite 1600	Chief Executive		Corporation since 1979.		Land & Cattle Company
Fort Worth, TX 76102	Officer				(ranching), Hunt Forest
Age: 70					Products (lumber),
Southwestern Exposition &
Livestock (livestock),
Southwest JLK
Corporation (management
company), Texas Christian
University, Texas
Southwestern Cattleraisers
Foundation (livestock) and
Tyler Technologies
(information management
company for government
agencies).

(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2) Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

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Term of
Office &
	Position(s)	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served(1)	During Past Five Years
Officers:
J. Luther King, Jr.	President and	Since	Chairman, President and Director, Luther King Capital Management
301 Commerce Street	Chief Executive	1994	Corporation since 1979.
Suite 1600	Officer
Fort Worth, TX 76102
Age: 70

Paul W. Greenwell	Vice President	Since	Principal, Luther King Capital Management since 1986,
301 Commerce Street		1996	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1983.
Fort Worth, TX 76102
Age: 60

Richard Lenart	Secretary and	Since	Luther King Capital Management since 2005.
301 Commerce Street	Treasurer	2006
Suite 1600
Fort Worth, TX 76102
Age: 44

Steven R. Purvis	Vice President	Since	Principal, Luther King Capital Management since 2003,
301 Commerce Street		2000	Vice President and Portfolio Manager, Luther King Capital
Suite 1600			Management since 1996.
Fort Worth, TX 76102
Age: 45

Jacob D. Smith	Chief	Since	Chief Financial Officer since 2010, General Counsel and Chief
301 Commerce Street	Financial	2010	Compliance Officer, Luther King Capital Management since 2006,
Suite 1600	Officer		Enforcement Attorney, U.S. Securities and Exchange Commission
Fort Worth, TX 76102			from 2005 to 2006.
Age: 36	Chief	Since
	Compliance	2006
Officer

30

LKCM FUNDS
PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

•   Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

•   Information arising from your account experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Annual Report.

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

LKCM FUNDS
P.O. Box 701
Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA	H. Kirk Downey	Richard Lenart
Trustee,	Chairman of the Board	Secretary & Treasurer
President

Paul W. Greenwell	Richard J. Howell	Jacob D. Smith
Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Steven R. Purvis, CFA	Earle A. Shields, Jr.
Vice President	Trustee

Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “All other fees” refer to the aggregate fees billed for professional services rendered by the registrant’s prior principal accountant in connection with the transition of the engagement to the registrant’s current principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$133,500	$146,500
Audit-Related Fees	$0	$0
Tax Fees	$29,000	$32,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	$29,000	$32,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LKCM Funds

By (Signature and Title)  /s/ J. Luther King, Jr.
J. Luther King, Jr., Principal Executive Officer/President

Date     March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ J. Luther King, Jr.
J. Luther King, Jr., Principal Executive Officer/President

Date     March 3, 2011

By (Signature and Title)  /s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date     March 3, 2011